UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number   811-2183

Babson Capital Corporate Investors
(Exact name of registrant as specified in charter)

1500 Main Street, P.O. Box 15189, Springfield, MA 01115-5189
(Address of principal executive offices) (Zip code)

Janice M. Bishop, Vice President, Secretary and Chief Legal Officer Indepence Wharf, 470 Atlantic Ave., Boston, MA 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 413-226-1000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/15

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

Attached hereto is the annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

2015
Babson Capital CORPORATE INVESTORS 2015 Annual Report

BABSON CAPITAL CORPORATE INVESTORS

Babson Capital Corporate Investors is a closed-end investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange.

INVESTMENT OBJECTIVE & POLICY

Babson Capital Corporate Investors (the "Trust") is a closed-end management investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol "MCI". The Trust's share price can be found in the financial section of newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust's investment objective is to maintain a portfolio of securities providing a fixed yield and at the same time offering an opportunity for capital gains. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations. Such direct placement securities may, in some cases, be accompanied by equity features such as warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically mezzanine debt instruments with accompanying private equity securities made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt securities (including high yield securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.

Babson Capital Management LLC ("Babson Capital") manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year.

Accordingly, the Trust pays dividends to shareholders four times a year in January, May, August, and November. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.

In this report, you will find a complete listing of the Trust's holdings. We encourage you to read this section carefully for a better understanding of the Trust. We cordially invite all shareholders to attend the Trust's Annual Meeting of Shareholders, which will be held on April 22, 2016 at 1:00 P.M. in Springfield, Massachusetts.

PROXY VOTING POLICIES & PROCEDURES; PROXY VOTING RECORD

The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital. A description of Babson Capital's proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-866-399-1516; (2) on the Trust's website at http://www.BabsonCapital.com/mci; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2015 is available (1) on the Trust's website at http://www.BabsonCapital.com/mci; and (2) on the SEC's website at http://www.sec.gov.

FORM N-Q

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC's website at http://www.sec.gov; and (ii) at the SEC's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Trust's website at http://www.BabsonCapital.com/mci or upon request by calling, toll-free, 1-866-399-1516.

BABSON CAPITAL CORPORATE INVESTORS

c / o Babson Capital Management LLC

1500 Main Street

P.O. Box 15189

Springfield, Massachusetts 01115-5189

(413) 226-1516

http://www.BabsonCapital.com/mci

ADVISER

Babson Capital Management LLC

1500 Main Street, P.O. Box 15189

Springfield, Massachusetts 01115-5189

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

Boston, Massachusetts 02111

COUNSEL TO THE TRUST

Ropes & Gray LLP

Boston, Massachusetts 02111

CUSTODIAN

State Street Bank and Trust Company

Boston, MA 02110

TRANSFER AGENT & REGISTRAR

DST Systems, Inc.

P.O. Box 219086

Kansas City, MO 64121-9086

1-800-647-7374

2015 Annual Report

PORTFOLIO COMPOSITION AS OF 12/31/15*

TOTAL ANNUAL PORTFOLIO RETURN (AS OF 12/31 EACH YEAR)*

*

Data for Babson Capital Corporate Investors (the "Trust") represents returns based on the change in the Trust's net asset value (net of all fees and expenses) assuming the reinvestment of all dividends and distributions. These returns differ from the total investment return based on market value of the Trust's shares due to the difference between the Trust's net asset value of its shares outstanding (See page 11 for total investment return based on market value). Past performance is no guarantee of future results.

1

Babson Capital Corporate Investors

TO OUR SHAREHOLDERS

I am pleased to share with you the Trust's Annual Report for the year ended December 31, 2015.

PORTFOLIO PERFORMANCE

The Trust's net total portfolio rate of return for 2015 was 6.2%, as measured by the change in net asset value assuming the reinvestment of all dividends and distributions. The Trust's total net assets were $275,915,289 or $14.03 per share, as of December 31, 2015. This compares to $280,130,264 or $14.34 per share, as of December 31, 2014. The Trust paid a quarterly dividend of $0.30 per share for each of the four quarters of 2015, for a total annual dividend of $1.20 per share. In 2014, the Trust also paid four quarterly dividends of $0.30 per share, for a total annual dividend of $1.20 per share. Net investment income for 2015 was $1.06 per share, including approximately $0.12 per share of non-recurring income, compared to 2014 net investment income of $1.23 per share, which included approximately $0.21 per share of non-recurring income.

The Trust's stock price increased 8.6% during 2015, from $15.89 as of December 31, 2014 to $17.25 as of December 31, 2015. The Trust's stock price of $17.25 as of December 31, 2015 equates to a 23.0% premium over the December 31, 2015 net asset value per share of $14.03. The Trust's average quarter-end premium for the 3-, 5-, 10- and 25-year periods ended December 31, 2015 was 10.1%, 16.2%, 12.9%, and 5.2%, respectively.

The table below lists the average annual net returns of the Trust's portfolio, based on the change in net assets and assuming the reinvestment of all dividends and distributions. Average annual returns of the Barclays Capital U.S. Corporate High Yield Index and the Russell 2000 Index for the 1-, 3-, 5-, 10- and 25-year periods ended December 31, 2015 are provided for comparison purposes only.

	The Trust	Barclays Capital U.S. Corporate High Yield Index	Rusell 2000 Index

1 Year	6.20%	-4.47%	-4.41%

3 Years	10.86%	1.69%	11.65%

5 Years	12.30%	5.04%	9.19%

10 Years	10.74%	6.69%	6.80%

25 Years	13.89%	9.00%	10.50%

Past performance is no guarantee of future results.

PRIVATE PORTFOLIO ACTIVITY

In 2015, the Trust closed 20 new private placement investments, as well as four "add-on" investments in existing portfolio companies. The 20 new investments were in AFC - Dell Holding Corporation; Animal Supply Company; ASC Holdings, Inc.; Aurora Parts & Accessories LLC; BlueSpire Holding, Inc.; Compass Chemical International LLC; Eagle Family Foods, Inc.; FMH Holdings Corporation; GlynnDevins Acquisition Corporation; Hollandia Produce LLC; Kygen Company; Master Cutlery LLC; MC Sign Holdings LLC; Power Stop Holdings LLC; Randy's Worldwide Automotive; Sunvair Aerospace Group Inc.; Team Drive-Away Holdings LLC; Tristar Global Energy Solutions, Inc.; Westminster Acquisition LLC and York Wall Holding Company. In addition, the Trust added to existing private placement investments in Advanced Manufacturing Enterprises LLC; Hartland Controls Holding Corporation; Merex Holding Corporation and Strahman Holdings Inc.

2

2015 Annual Report

A brief description of these investments can be found in the Consolidated Schedule of Investments. The total amount invested by the Trust in these transactions was $55,820,480, which was up 7.7% from the $51,852,942 of new private placement investments made by the Trust in 2014. We are pleased to have generated strong new investment volume for the Trust two years in a row.

The Trust's new investment activity in 2015 benefited from high levels of middle market merger and acquisition activity in the first half of the year, and a stable level of activity in the second half of the year. For the full year, middle market buyout volume was flat with 2014, but still at its highest level since 2007. The dark clouds on the horizon, though, continue to be the high purchase prices and leverage levels that have been common in buyout transactions for the last couple of years. Competition for new investment opportunities remains intense, as there continues to be an overabundance of private debt and equity capital looking to be invested. As a result, attractive companies are being aggressively pursued by both buyers and lenders alike. In 2014, average purchase price multiples for small companies were at their highest levels over the past 15 years. In 2015, to our amazement, average purchase price multiples actually increased another approximately 11% over the prior year and reached new record levels. Leverage multiples have also been worrisomely high for several years. Though 2015 leverage levels were flat with the prior year, they are still at their second highest level over the past 15 years.

Though we were very active investors on behalf of the Trust in both 2015 and 2014, we did so, and will continue to do so, cautiously and with discipline, consistent with our longstanding investment philosophy of seeking to take prudent levels of risk and getting paid appropriately for the risk taken. We are not willing to provide financial leverage at levels that we believe are imprudent. In 2015, in the face of these aggressive market conditions, we continued our history of investing in companies at lower than market leverage levels. The average leverage of the Trust's new private placement investments in 2015 was 4.3 times EBITDA, compared to the average market multiple of 5.3 times EBITDA. This approach has served us well over the long term and through all kinds of market cycles.

In addition to strong new investment activity, the condition of the Trust's existing portfolio remained solid throughout the year. Sales and earnings for the Trust's portfolio companies as a whole continued their upward momentum, though at a more moderate level than in 2014. We had more credit upgrades in the portfolio this year than downgrades (based on our internal credit rating system), while the number of companies on our watch list or in default remained at or near the lowest level we have seen over the last eight years.

We had 21 companies exit from the Trust's portfolio during 2015. This is a high level of exit activity for the Trust's portfolio, especially coming on top of the unprecedented 32 exits we experienced in 2014, and is another indicator of how active and aggressive the markets continued to be in 2015. In 18 of these exits, the Trust realized a positive return on its investment. These investments were: ASC Group, Inc.; All Current Holding Company; Arch Global Precision LLC; Arrow Tru-Line Holdings, Inc.; Bravo Sports Holding Corporation; Capital Specialty Plastics, Inc.; CorePharma LLC; Crane Rental Corporation; Eatem Holding Company; EPM Holding Company; MVI Holdings, Inc.; Nicoat Acquisitions LLC; RAJ Manufacturing Holdings LLC; Rose City Holding Company; Spartan Foods Holding Company; Truck Bodies & Equipment International; TruStile Doors, Inc.; and Wheaton Holding Corporation. Three long-standing troubled investments, American Hospice Management Holding LLC; Golden County Foods Holdings, Inc.; and MicroGroup, Inc., were realized in 2015 at a loss. The Trust also benefited from dividends associated with the recapitalizations of five companies during the year.

3

Babson Capital Corporate Investors

The level of refinancing activity in the portfolio in 2015 was thankfully down from the high level of refinancings we saw in 2014 and 2013. These transactions, in which the debt instruments held by the Trust were fully or partially prepaid, are being driven by companies seeking to take advantage of low interest rates and the abundant availability of capital. Unless replaced by new investments, these prepayments reduce net investment income. During 2015, we had 15 portfolio companies fully or partially prepay their debt obligations to the Trust, compared to 20 such prepayments in 2014 and 32 in 2013.

The high level of exit activity in the portfolio this year, along with another year of above-average prepayment activity, was the principal reason that the Trust's net investment income, excluding non-recurring items, declined from $1.02 per share in 2014 to $0.92 per share in 2015.

OUTLOOK FOR 2016

We had a strong fourth quarter of 2015 in terms of new investment closings, and that has carried over into 2016. We have a healthy backlog of deal flow. Surveys of middle market financiers indicate that most expect 2016 to be another active year in terms of deal flow. We did see the pressure on leverage levels and investment returns stabilize as we progressed through 2015, and that also is expected to continue into 2016. As a result, assuming economic conditions remain reasonably stable, we are optimistic about the outlook for new investment activity for the Trust in 2016. We also have a number of portfolio companies that are in the process of being sold and we are hopeful that those exits will once again generate capital gains for the Trust. Rest assured that despite constantly changing market conditions, we will continue to employ on behalf of the Trust the same investment philosophy that has served it well since its inception: investing in companies which we believe have a strong business proposition, solid cash flow and experienced, ethical management. We believe this philosophy, along with Babson Capital's seasoned investment management team, positions the Trust well to meet its long-term investment objectives.

While the Trust was able to maintain its $0.30 per share quarterly dividend in 2015 for a total annual dividend of $1.20 per share, we must make note again, as we did in last year's and the 2013 Annual Report, that this dividend level may not be sustainable throughout 2016. The Trust's net investment income per share, excluding non-recurring income, of $0.92 per share in 2015 was once again below the dividend rate. Net investment income per share from recurring sources has been below the dividend rate for every quarter since the third quarter of 2013. As we have discussed in prior reports, net investment income is down due principally to the considerable reduction in the number of private debt securities in the portfolio resulting from the high level of exits and prepayment activity that has occurred over the last three years. Despite two years of robust new investment activity, we have not been able to grow the portfolio enough to offset this ongoing effect. We have been able to maintain the $0.30 per share quarterly dividend with current income, non-recurring income and earnings carried forward from prior quarters. Over time, however, the Trust's dividend-paying ability tends to be correlated with its recurring earnings capacity. In 2015, the Trust earned $0.12 per share of non-recurring income, mostly due to dividend distributions from the recapitalization of a few portfolio companies. In addition, the Trust received $0.15 per share of income from CI Subsidiary Trust, a wholly-owned subsidiary of the Trust. This dividend represents income from investments held by CI Subsidiary Trust. This income has replenished the Trust's earnings carry-forwards and should be available to supplement recurring income for the next few quarters. Unless market conditions change dramatically though, it is still unlikely that we will be able to rebuild the portfolio back to its former size in the near term and grow net investment income. As a result, it is likely that in 2016 we will have to reduce the dividend from the current $0.30 per share quarterly rate. As we move through 2016, we and the Board of Trustees will continue to evaluate the current and future earnings capacity of the Trust and formulate a dividend strategy that is consistent with that earnings level.

4

2015 Annual Report

As always, I would like to thank you for your continued interest in and support of Babson Capital Corporate Investors. I look forward to seeing you at the Trust's annual shareholder meeting in Springfield on April 22, 2016.

Sincerely,

Michael L. Klofas

President

Cautionary Notice: Certain statements contained in this report may be "forward looking" statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date in which they are made and which reflect management's current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust's trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust's current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

5

Babson Capital Corporate Investors

2015 Dividends	Record Date	Total Paid	Ordinary Income	Short-Term Gains	Long-Term Gains
Regular	5/1/2015	0.3000	0.3000	-	-
Regular	8/3/2015	0.3000	0.3000	-	-
Regular	11/4/2015	0.3000	0.3000	-	-
Regular	12/31/2015	0.3000	0.3000	-	-
		1.2000	$1.2000	$0.0000	$0.0000

Annual Dividend	Qualified for Dividend Received Deduction***		Qualified Dividends****		Interest Earned on U.S. Gov't. Obligations
Amount per Share	Percent	Amount per Share	Percent	Amount per Share	Percent	Amount per Share
$ 1.20	17.4323%	0.2087	17.4323%	0.2087	0%	0.0000

***	Not available to individual shareholders
****	Qualified dividends are reported in Box 1b on IRS Form 1099-Div for 2015

6

BABSON CAPITAL CORPORATE INVESTORS

Financial Report

Consolidated Statement of Assets and Liabilities	8

Consolidated Statement of Operations	9

Consolidated Statement of Cash Flows	10

Consolidated Statements of Changes in Net Assets	11

Consolidated Selected Financial Highlights	12

Consolidated Schedule of Investments	13-43

Notes to Consolidated Financial Statements	44-50

Report of Independent Registered Public Accounting Firm	51

Interested Trustees	52-53

Independent Trustees	54-55

Officers of the Trust	56-57

Babson Capital Corporate Investors

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets:
Investments
(See Consolidated Schedule of Investments)
Corporate restricted securities at fair value
(Cost - $191,533,740)	$197,472,663
Corporate restricted securities at market value
(Cost - $62,298,718)	57,921,887
Corporate public securities at market value
(Cost - $46,363,532)	40,927,921
Short-term securities at amortized cost	6,897,822

Total investments (Cost - $307,093,812)	303,220,293

Cash	8,927,472
Interest receivable	3,509,878
Other assets	66,194
Total assets	315,723,837

Liabilities:
Note payable	30,000,000
Dividend payable	5,899,411
Tax payable	1,390,232
Deferred tax liability	1,128,177
Investment advisory fee payable	862,235
Interest payable	202,400
Accrued expenses	326,093
Total liabilities	39,808,548
Total net assets	$275,915,289

Net Assets:
Common shares, par value $1.00 per share	$19,664,704
Additional paid-in capital	111,417,865
Retained net realized gain on investments, prior years	143,724,071
Undistributed net investment gain	4,260,165
Accumulated net realized gain on investments	1,850,180
Net unrealized depreciation of investments	(5,001,696)
Total net assets	$275,915,289
Common shares issued and outstanding (28,054,782 authorized)	19,664,704
Net asset value per share	$14.03

See Notes to Consolidated Financial Statements 8

2015 Annual Report

CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income:
Interest	$25,338,871
Dividends	1,225,179
Other	233,800
Total investment income	26,797,850

Expenses:
Investment advisory fees	3,597,521
Interest	1,584,000
Trustees' fees and expenses	355,000
Professional fees	238,002
Reports to shareholders	98,000
Custodian fees	35,276
Other	466,088
Total expenses	6,373,887
Investment income - net	20,423,963

Net realized and unrealized loss on investments:
Net realized gain on investments before taxes	2,863,085
Income tax expense	(978,715)
Net realized gain on investments after taxes	1,884,370
Net change in unrealized depreciation of investments before taxes	(5,051,864)
Net change in deferred income tax expense	26,653
Net change in unrealized depreciation of investments after taxes	(5,025,211)
Net loss on investments	(3,140,841)
Net increase in net assets resulting from operations	$17,283,122

See Notes to Consolidated Financial Statements 9

Babson Capital Corporate Investors

CONSOLIDATED STATEMENT OF CASH FLOWS

For the year ended December 31, 2015

Net decrease in cash:
Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$9,719,366
Purchases of portfolio securities	(93,342,202)
Proceeds from disposition of portfolio securities	87,877,538
Interest, dividends and other income received	23,959,560
Interest expense paid	(1,584,000)
Operating expenses paid	(4,771,486)
Income taxes paid	(3,931,601)
Net cash provided by operating activities	17,927,175

Cash flows from financing activities:
Cash dividends paid from net investment income	(23,500,440)
Receipts for shares issued on reinvestment of dividends	2,041,729
Net cash used for financing activities	(21,458,711)

Net decrease in cash	(3,531,536)
Cash - beginning of year	12,459,008
Cash - end of year	$8,927,472

Reconciliation of net increase in net assets to net cash provided by operating activities:
Net increase in net assets resulting from operations	$17,283,122

Decrease in investments	4,123,142
Increase in interest receivable	(669,096)
Increase in other assets	(28,567)
Decrease in receivable for investments sold	179,712
Decrease in tax payable	(2,952,886)
Decrease in deferred tax liability	(26,653)
Decrease in investment advisory fee payable	(13,172)
Increase in accrued expenses	31,573
Total adjustments to net assets from operations	644,053
Net cash provided by operating activities	$17,927,175

See Notes to Consolidated Financial Statements 10

2015 Annual Report

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2015 and 2014

	2015	2014
(Decrease)/Increase in net assets:
Operations:
Investment income - net	$20,423,963	$23,984,946
Net realized gain on investments after taxes	1,884,370	8,854,438
Net change in unrealized depreciation of investments after taxes	(5,025,211)	(84,222)
Net increase in net assets resulting from operations	17,283,122	32,755,162
Increase from common shares issued on reinvestment of dividends
Common shares issued (2015 - 131,288; 2014 - 139,761)	2,041,729	2,065,868
Dividends to shareholders from:
Net investment income (2015 - $1.20 per share; 2014 - $1.20 per share)	(23,539,826)	(23,378,280)

Total (decrease) / increase in net assets	(4,214,975)	11,442,750
Net assets, beginning of year	280,130,264	268,687,514

Net assets, end of year (including undistributed net investment income of $4,260,165 and $2,783,533, respectively)	$275,915,289	$280,130,264

See Notes to Consolidated Financial Statements 11

Babson Capital Corporate Investors

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding:

	For the years ended December 31,
	2015	2014	2013	2012	2011 (a)
Net asset value:
Beginning of year	$14.34	$13.85	$13.38	$12.69	$12.56

Net investment income (b)	1.04	1.23	1.18	1.28	1.29
Net realized and unrealized gain (loss) on investments	(0.16)	0.45	0.48	0.69	0.17
Total from investment operations	0.88	1.68	1.66	1.97	1.46

Dividends from net investment income to common shareholders	(1.20)	(1.20)	(1.20)	(1.25)	(1.34)
Dividends from realized gain on investments to common shareholders	-	-	-	(0.05)	(0.01)
Increase from dividends reinvested	0.01	0.01	0.01	0.02	0.02
Total dividends	(1.19)	(1.19)	(1.19)	(1.28)	(1.33)
Net asset value: End of year	$14.03	$14.34	$13.85	$13.38	$12.69
Per share market value: End of year	$17.25	$15.89	$14.93	$15.28	$17.99

Total investment return
Net asset value (c)	6.20%	13.78%	12.76%	17.07%	12.00%
Market value (c)	17.01%	16.53%	5.93%	(7.11% )	27.92%
Net assets (in millions):
End of year	$275.92	$280.13	$268.69	$257.38	$241.94
Ratio of total expenses to average net assets	2.56%	3.66%	2.42%	3.17%	2.42%
Ratio of operating expenses to average net assets	1.67%	1.65%	1.64%	1.66%	1.62%
Ratio of interest expense to average net assets	0.55%	0.57%	0.59%	0.63%	0.64%
Ratio of income tax expense to average net assets (d)	0.34%	1.44%	0.19%	0.88%	0.16%
Ratio of net investment income to average net assets	7.12%	8.57%	8.50%	9.78%	9.91%
Portfolio turnover	29%	38%	34%	34%	21%

(a)	Per share amounts were adjusted to reflect a 2:1 stock split effective February 18, 2011.
(b)	Calculated using average shares.
(c)

Net asset value return represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust's market value due to the difference between the Trust's net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.

(d)

As additional information, this ratio is included to reflect the taxes paid on retained long-term gains. These taxes paid are netted against realized capital gains in the Statement of Operations. The taxes paid are treated as deemed distributions and a credit for the taxes paid is passed on to the shareholders.

Senior borrowings:
Total principal amount (in millions)	$30	$30	$30	$30	$30
Asset coverage per $1,000 of indebtedness	$10,197	$10,338	$9,956	$9,579	$9,065

See Notes to Consolidated Financial Statements 12

2015 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

Corporate Restricted Securities - 92.56%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 71.57%: (C)

1492 Acquisition LLC
A leading producer of premium Italian cured meats and deli meats in the U.S.
14% Senior Subordinated Note due 10/17/2019	$1,658,739	10/17/12	$1,637,571	$1,642,467
Limited Liability Company Unit Class A Preferred (B)	245 uts.	10/17/12	245,450	309,693
Limited Liability Company Unit Class A Common (B)	27,273 uts.	10/17/12	27,273	66,687
			1,910,294	2,018,847

A W X Holdings Corporation
A provider of aerial equipment rental, sales and repair services to non-residential construction and maintenance contractors operating in the State of Indiana.
10.5% Senior Secured Term Note due 12/20/2016 (D)	$735,000	05/15/08	724,402	709,275
13% Senior Subordinated Note due 12/20/2016 (D)	$735,000	05/15/08	673,096	-
Common Stock (B)	105,000 shs.	05/15/08	105,000	-
Warrant, exercisable until 2016, to purchase common stock at $.01 per share (B)	36,923 shs.	05/15/08	62,395	-
			1,564,893	709,275

ABC Industries, Inc.
A manufacturer of mine and tunneling ventilation products in the U.S.
13% Senior Subordinated Note due 07/31/2019	$436,364	08/01/12	407,044	434,764
Preferred Stock Series A (B)	300,000 shs.	08/01/12	300,000	563,144
Warrant, exercisable until 2022, to purchase common stock at $.02 per share (B)	53,794 shs.	08/01/12	101,870	95,432
			808,914	1,093,340

ACP Cascade Holdings LLC
A manufacturer and distributor of vinyl windows and patio doors throughout the northwestern United States.
Limited Liability Company Unit Class B (B)	64 uts.	11/09/12	-	-

Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	4,669 uts.	*	498,983	243,302
* 12/07/12, 07/11/13 and 06/30/15.

See Notes to Consolidated Financial Statements 13

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Advanced Technologies Holdings
A provider of factory maintenance services to industrial companies.
Preferred Stock Series A (B)	287 shs.	12/27/07	$141,915	$622,076
Convertible Preferred Stock Series B (B)	52 shs.	01/04/11	40,800	113,860
			182,715	735,936

AFC - Dell Holding Corporation
A distributor and provider of inventory management services for "C-Parts" used by OEMs in their manufacturing and production facilities.
12.5% Senior Subordinated Note due 09/27/2020	$2,417,275	03/27/15	2,374,171	2,421,554
Preferred Stock (B)	2,276 shs.	03/27/15	227,558	229,284
Common Stock (B)	703 shs.	03/27/15	703	-
			2,602,432	2,650,838

Airxcel Holdings
A leading manufacturer of a broad range of climate control solutions, including air-conditioners, heat pumps, cooking appliances, furnaces, powered vents, and water heaters.
12.5% Senior Subordinated Note due 11/18/2020	$2,966,307	11/18/14	2,915,774	2,881,074
Limited Liability Company Unit	583 uts.	11/18/14	583,000	514,503
			3,498,774	3,395,577

AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B)	273 uts.	10/04/12	272,727	782,283

Animal Supply Company
A distributor of pet products to independent pet stores, veterinary clients and other pet specialty retailers.
10.5% Second Lien Term Loan due 09/17/2019	$3,570,000	03/30/15	3,526,433	3,383,391

ARI Holding Corporation
A leading national supplier of products used primarily by specialty contractors.
11.5% Senior Subordinated Note due 02/01/2020	$3,409,147	*	3,366,193	3,411,767
Limited Partnership Interest	1,048 uts.	08/01/14	1,047,900	1,165,470
* 05/21/13 and 08/01/14.			4,414,093	4,577,237

See Notes to Consolidated Financial Statements 14

2015 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

ASC Holdings, Inc.
A manufacturer of capital equipment used by corrugated box manufacturers.
13% Senior Subordinated Note due 05/18/2021	$1,504,111	11/19/15	$1,474,509	$1,498,941
Limited Liability Company Unit (B)	225,300 uts.	11/18/15	225,300	225,300
			1,699,809	1,724,241

Aurora Parts & Accessories LLC
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
11% Senior Subordinated Note due 02/17/2022	$3,074,700	08/17/15	3,016,715	3,030,295
Preferred Stock (B)	425 shs.	08/17/15	424,875	429,784
Common Stock (B)	425 shs.	08/17/15	425	12,792
			3,442,015	3,472,871

Avantech Testing Services LLC
A manufacturer of custom Non-Destructive Testing ("NDT") systems and provider of NDT and inspections services primarily to the oil country tubular goods market.
15% Senior Subordinated Note due 01/31/2020 (D)	$1,015,684	07/31/14	996,694	-
Limited Liability Company Unit	92,327 uts.	*	-	-
* 07/31/14 and 10/14/15.			996,694	-

Blue Wave Products, Inc.
A distributor of pool supplies.
10% Senior Secured Term Note due 09/30/2018	$491,489	10/12/12	486,230	491,489
13% Senior Subordinated Note due 09/30/2019	$738,275	10/12/12	703,472	738,275
Common Stock (B)	114,894 shs.	10/12/12	114,894	383,882
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	45,486 shs.	10/12/12	45,486	151,977
			1,350,082	1,765,623

BlueSpire Holding, Inc.
A marketing services firm that integrates strategy, technology, and content to deliver customized marketing solutions for clients in the senior living, financial services and healthcare end markets.
12.5% Senior Subordinated Note due 06/30/2021	$3,205,708	06/30/15	3,145,750	3,174,370
Common Stock (B)	2,876 shs.	06/30/15	318,200	276,168
			3,463,950	3,450,538

See Notes to Consolidated Financial Statements 15

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

BP SCI LLC
A leading value-added distributor of branded pipes, valves, and fittings (PVF) to diversified end markets.
Limited Liability Company Unit Class A (B)	1,000 uts.	10/17/12	$100,000	$489,836
Limited Liability Company Unit Class B (B)	400 uts.	10/17/12	400,000	569,928
			500,000	1,059,764

CG Holdings Manufacturing Company
A coating provider serving the automotive, agricultural, heavy truck and other end markets.
13% Senior Subordinated Note 11/01/2019	$3,390,252	*	3,250,977	3,424,155
Preferred Stock (B)	3,241 shs.	*	324,054	376,407
Preferred Stock (B)	1,174 shs.	*	116,929	136,376
Common Stock (B)	337 shs.	*	35,673	172,385
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	137 shs.	*	13,033	70,136
* 05/09/13 and 11/01/13.			3,740,666	4,179,459

CHG Alternative Education Holding Company
A leading provider of publicly-funded, for profit pre-K-12 education services targeting special needs children at therapeutic day schools and "at risk" youth through alternative education programs.
13.5% Senior Subordinated Note due 01/19/2018	$2,304,323	01/19/11	2,252,724	2,304,323
14% Senior Subordinated Note due 08/03/2019	$602,680	08/03/12	595,566	602,680
Common Stock (B)	1,125 shs.	01/19/11	112,500	153,800
Warrant, exercisable until 2021, to purchase common stock at $.01 per share (B)	884 shs.	01/19/11	87,750	120,896
			3,048,540	3,181,699

Church Services Holding Company
A provider of diversified residential services to homeowners in the Houston, Dallas, and Austin markets.
14.5% Senior Subordinated Note due 03/26/2018	$569,950	03/26/12	560,630	529,908
10% Senior Subordinated Note due 09/15/2099	$20,559	09/15/14	20,559	18,609
Common Stock (B)	3,981 shs.	*	398,100	101,820
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	172 shs.	03/26/12	17,220	4,399
* 03/26/12, 05/25/12 and 06/19/12.			996,509	654,736

See Notes to Consolidated Financial Statements 16

2015 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2015

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Clarion Brands Holding Corp.

A portfolio of six over-the-counter (OTC) pharmaceutical brands whose products are used to treat tinnitus or ringing of the ear, excessive sweating, urinary tract infections, muscle pain, and skin conditions.

12.5% Senior Subordinated Note due 04/01/2021	$3,241,926	10/01/14	$3,185,946	$3,159,335
Common Stock (B)	3,182 shs.	10/01/14	318,182	142,307
			3,504,128	3,301,642

Clough, Harbour and Associates
An engineering service firm that is located in Albany, NY.
Preferred Stock (B)	277 shs.	12/02/08	276,900	1,102,594

Compass Chemical International LLC
A manufacturer and supplier of standard and specialty formulated chemicals, primarily phosphoric acid derivatives called phosphonates.
13% Senior Subordinated Note due 10/4/2020	$3,083,475	03/04/15	3,030,144	2,973,494
Limited Liability Company Unit (B)	467 uts.	03/04/15	466,700	469,973
			3,496,844	3,443,467

Connecticut Electric, Inc.
A supplier and distributor of electrical products sold into the retail and wholesale markets.
Limited Liability Company Unit Class A (B)	156,046 uts.	01/12/07	156,046	186,423
Limited Liability Company Unit Class C (B)	112,873 uts.	01/12/07	112,873	141,619
Limited Liability Company Unit Class D (B)	1,268,437 uts.	05/03/10	-	1,566,647
Limited Liability Company Unit Class E (B)	2,081 uts.	05/03/10	-	170,852
			268,919	2,065,541

CTM Holding, Inc.
A leading owner and operator of coin-operated children's rides, penny presses and candy kiosks in the U.S.
15% Senior Subordinated Note due 11/22/2019	$2,517,388	11/22/13	2,482,123	2,453,296
Common Stock (B)	155 shs.	11/22/13	886,364	832,428
			3,368,487	3,285,724

Custom Engineered Wheels, Inc.
A manufacturer of custom engineered, non-pneumatic plastic wheels and plastic tread cap tires used primarily for lawn and garden products and wheelchairs.
Preferred Stock PIK (B)	296 shs.	10/26/09	295,550	489,149
Preferred Stock Series A (B)	216 shs.	10/27/09	197,152	357,391
Common Stock (B)	72 shs.	10/26/09	72,238	329,705
Warrant, exercisable until 2016, to purchase common stock at $.01 per share (B)	53 shs.	10/27/09	48,608	240,889
			613,548	1,417,134

See Notes to Consolidated Financial Statements 17

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

DPL Holding Corporation
A distributor and manufacturer of aftermarket undercarriage parts for medium and heavy duty trucks and trailers.
14% Senior Subordinated Note due 05/04/2019	$3,302,948	05/04/12	$3,266,013	$3,280,441
Preferred Stock (B)	61 shs.	05/04/12	605,841	764,680
Common Stock (B)	61 shs.	05/04/12	67,316	157,854
			3,939,170	4,202,975

Dunn Paper
A provider of specialty paper for niche product applications.
Preferred Stock (B)	530 shs.	12/30/14	530,303	982,694

Eagle Family Foods, Inc.
A producer of low-cost branded and private label canned milk.
10.05% Last Out Term Loan due 06/30/2016	$3,500,000	12/22/15	3,447,524	3,447,649

ECG Consulting Group
A healthcare management consulting company who provides strategic, financial, operational, and technology related consulting services to healthcare providers.
11.75% Senior Subordinated Note due 11/21/2020	$2,646,892	11/21/14	2,595,189	2,699,830
Limited Liability Company Unit (B)	467 uts.	11/19/14	145,833	171,623
			2,741,022	2,871,453

ERG Holding Company LLC
A provider of inpatient and outpatient clinical trial services to pharmaceutical companies and contract research organizations.
13.5% Senior Subordinated Note due 10/04/2019	$1,937,560	04/04/14	1,908,834	1,915,715
Common Stock (B)	63 shs.	04/04/14	157,314	169,911
			2,066,148	2,085,626

E S P Holdco, Inc.
A manufacturer of power protection technology for commercial office equipment, primarily supplying the office equipment dealer network.
Common Stock (B)	660 shs.	01/08/08	329,990	576,645

See Notes to Consolidated Financial Statement 18

2015 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

F F C Holding Corporation
A leading U.S. manufacturer of private label frozen novelty and ice cream products.
Limited Liability Company Unit Preferred (B)	512 uts.	09/27/10	$175,035	$218,423
Limited Liability Company Unit Common (B)	512 uts.	09/27/10	51,220	381,761
			226,255	600,184

F G I Equity LLC

A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.

Limited Liability Company Unit Preferred (B)	483,355 uts.	04/15/14	-	483,355
Limited Liability Company Unit Class B-1 (B)	394,737 uts.	12/15/10	394,737	885,721
Limited Liability Company Unit Class B-2 (B)	49,488 uts.	12/15/10	49,488	111,042
Limited Liability Company Unit Class B-3 (B)	39,130 uts.	08/30/12	90,000	97,976
Limited Liability Company Unit Class C (B)	9,449 uts.	12/20/10	96,056	178,871
			630,281	1,756,965

FMH Holdings Corporation
A designer and manufacturer of highly engineered components for the aerospace, defense and space industries.
11.5% Senior Subordinated Note due 11/01/2020	$2,929,728	05/01/15	2,877,521	2,988,323
Common Stock (B)	300 shs.	05/01/15	300,485	450,761
			3,178,006	3,439,084

G C Holdings
A leading manufacturer of gaming tickets, industrial recording charts, security-enabled point-of sale receipts, and medical charts and supplies.
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	594 shs.	10/19/10	140,875	366,168

GD Dental Services LLC
A provider of convenient "onestop" general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	182 uts.	10/05/12	182,209	223,496
Limited Liability Company Unit Common (B)	1,840 uts.	10/05/12	1,840	129,615
			184,049	353,111

See Notes to Consolidated Financial Statements 19

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

GenNx Novel Holding, Inc.
A manufacturer and distributor of nutraceutical ingredients.
13% Senior Subordinated Note due 03/27/2020	$3,234,040	03/27/14	$3,184,275	$3,163,152
Common Stock (B)	31,500 shs.	03/27/14	315,000	306,127
			3,499,275	3,469,279

gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician's office channels.
14% Senior Subordinated Note due 03/27/2019	$2,870,212	03/27/13	2,835,306	2,763,561
Common Stock (B)	2,835 shs.	03/27/13	283,465	298,802
			3,118,771	3,062,363

GlynnDevins Acquisition Corporation
A marketing communications agency that service senior living facilities.
13% Senior Subordinated Note due 12/19/2020	$1,600,610	06/19/15	1,571,079	1,581,065
Preferred Stock Series A (B)	695 shs.	06/19/15	143,414	146,644
Common Stock (B)	695 shs.	06/19/15	5,976	21,453
			1,720,469	1,749,162

Grakon Parent
The leading designer and manufacturer of highly-engineered and customized LED and incandescent lighting systems for transportation-based markets.
Common Stock (B)	355 shs.	10/31/14	354,730	463,084

GTI Holding Company
A designer, developer, and marketer of precision specialty hand tools and handheld test instruments.
12% Senior Subordinated Note due 02/05/2020	$1,455,729	02/05/14	1,377,045	1,400,649
Common Stock (B)	1,693 shs.	02/05/14	169,271	183,804
Warrant, exercisable until 2024, to purchase common stock at $.01 per share (B)	795 shs.	02/05/14	73,633	86,311
			1,619,949	1,670,764

See Notes to Consolidated Financial Statements 20

2015 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Handi Quilter Holding Company
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
12% Senior Subordinated Note due 06/19/2021	$2,916,667	12/19/14	$2,864,794	$2,834,799
Limited Liability Company Unit Preferred (B)	583 uts.	12/19/14	583,336	504,796
Limited Liability Company Unit Common Class A (B)	5,833 uts.	12/19/14	-	-
			3,448,130	3,339,595

Hartland Controls Holding Corporation
A manufacturer and distributor of electronic and electromechanical components.
14% Senior Subordinated Note due 08/14/2019	$2,211,488	02/14/14	2,178,643	2,255,718
12% Senior Subordinated Note due 08/14/2019	$875,000	06/22/15	867,151	868,932
Preferred Stock Series A (B)	2,452 shs.	02/14/14	245,217	251,950
Common Stock (B)	1,666 shs.	02/14/14	1,667	301,641
			3,292,678	3,678,241

Healthcare Direct Holding Company
A direct-to-consumer marketer of discount dental plans.
Common Stock (B)	1,552 shs.	03/09/12	155,172	278,339

HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
14% Senior Subordinated Note due 01/17/2020	$3,168,100	01/17/14	3,121,639	3,124,961
Limited Liability Company Unit (B)	203 uts.	01/17/14	203,125	141,374
			3,324,764	3,266,335

Hi-Rel Group LLC
A manufacturer and distributor of precision metal piece parts for the microelectronic packaging industry, serving the aerospace/defense, telecommunications, and medical end markets.
12% Senior Subordinated Note due 03/15/2018	$1,687,500	04/15/13	1,627,201	1,669,896
Limited Liability Company Unit (B)	563 uts.	04/15/13	562,500	685,382
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	89,224 shs.	04/15/13	77,625	110,453
			2,267,326	2,465,731

See Notes to Consolidated Financial Statements 21

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Hollandia Produce LLC
A hydroponic greenhouse producer of branded root vegetables.
13.75% Senior Subordinated Note due 03/31/2021	$2,625,000	12/30/15	$2,572,541	$2,627,796

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B)	89 uts.	10/14/11	-	-
Limited Liability Company Unit Class G (B)	215 uts.	10/14/11	-	-
Limited Liability Company Unit Class H (B)	89 uts.	10/14/11	-	-
Limited Liability Company Unit Class I (B)	89 uts.	10/14/11	-	-
			-	-

Hospitality Mints Holding Company
A manufacturer of individually-wrapped imprinted promotional mints.
12% Senior Subordinated Note due 08/19/2016	$2,075,581	08/19/08	2,052,923	2,027,230
Common Stock (B)	474 shs.	08/19/08	474,419	46,705
Warrant, exercisable until 2016, to purchase common stock at $.01 per share (B)	123 shs.	08/19/08	113,773	12,071
			2,641,115	2,086,006

HVAC Holdings, Inc.
A provider of integrated energy efficiency services and maintenance programs for HVAC systems.
12.5% Senior Subordinated Note due 09/27/2019	$2,878,496	09/27/12	2,842,849	2,878,496
Limited Liability Company Unit Class A Preferred (B)	2,705 uts.	09/27/12	270,542	367,958
Limited Liability Company Unit Class A Common (B)	2,185 uts.	09/27/12	2,185	149,559
			3,115,576	3,396,013

Ideal Tridon Holdings, Inc.
A designer and manufacturer of clamps and couplings used in automotive and industrial end markets.
Common Stock	279 shs.	10/27/11	232,385	639,094

See Notes to Consolidated Financial Statements 22

2015 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Impact Confections
An independent manufacturer and marketer of confectionery products including Warheads® brand sour candies, Melster® brand classic candies, and co-manufactured/private label classic candies.
13% Senior Subordinated Note due 11/10/2020	$2,183,086	11/10/14	$2,145,735	$2,156,084
Common Stock (B)	4,667 shs.	11/10/14	466,667	340,630
			2,612,402	2,496,714

Insurance Claims Management, Inc.
A third party administrator providing auto and property claim administration services for insurance companies.
Common Stock (B)	89 shs.	02/27/07	2,689	382,240

J A C Holding Enterprises, Inc.
A supplier of luggage racks and accessories to the original equipment manufacturers.
Preferred Stock A (B)	495 shs.	12/20/10	495,000	811,504
Preferred Stock B (B)	0.17 shs.	12/20/10	-	274
Common Stock	100 shs.	12/20/10	5,000	-
Warrant, exercisable until 2020, to purchase common stock at $.01 per share	36 shs.	12/20/10	316,931	244,235
			816,931	1,056,013

Janus Group Holdings LLC
A manufacturer of roll-up doors and hallway systems that are primarily used in self-storage facilities.
13.5% Senior Subordinated Note due 06/10/2019	$2,214,946	12/11/13	2,183,454	2,237,095
Limited Liability Company Unit Class A (B)	565 uts.	12/11/13	1,223,588	1,544,621
			3,407,042	3,781,716

JMH Investors LLC
A developer and manufacturer of custom formulations for a wide variety of foods.
14.25% Senior Subordinated Note due 12/05/2019	$2,655,125	12/05/12	2,621,376	2,259,117
Limited Liability Company Unit (B)	2,493,253 uts.	12/05/12	557,301	80,689
			3,178,677	2,339,806

K & N Parent, Inc.
A manufacturer and supplier of automotive aftermarket performance air filters and intake systems.
Preferred Stock Series A	305 shs.	12/23/11	-	-
Preferred Stock Series B	86 shs.	12/23/11	-	-
Common Stock	489 shs.	*	19,565	392,915
* 12/23/11 and 06/30/14.			19,565	392,915

See Notes to Consolidated Financial Statements 23

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

K N B Holdings Corporation
A designer, manufacturer and marketer of products for the custom framing market.
Common Stock (B)	134,210 shs.	05/24/06	$134,210	$169,912
Warrant, exercisable until 2016, to purchase common stock at $.01 per share (B)	82,357 shs.	05/25/06	71,534	104,265
			205,744	274,177

K P I Holdings, Inc.
The largest player in the U.S. non-automotive, non-ferrous die casting segment.
Limited Liability Company Unit Class C Preferred (B)	75 uts.	06/30/15	-	134,835
Common Stock (B)	667 shs.	07/15/08	539,502	890,972
			539,502	1,025,807

Kyjen Company
A designer and distributor of branded and private label dog toys and accessories primarily in the U.S.
13% Senior Subordinated Note due 10/14/2021	$2,630,542	10/14/15	2,579,301	2,603,198

Mail Communications Group, Inc.
A provider of mail processing and handling services, lettershop services, and commercial printing services.
Limited Liability Company Unit	24,109 uts.	*	314,464	503,939
Warrant, exercisable until 2017, to purchase common stock at $.01 per share (B)	3,375 shs.	05/04/07	43,031	70,546
* 05/04/07 and 01/02/08.			357,495	574,485

Manhattan Beachwear Holding Company
A designer and distributor of women's swimwear.
12.5% Senior Subordinated Note due 01/15/2018	$1,259,914	01/15/10	1,199,446	1,188,803
15% Senior Subordinated Note due 01/15/2018	$350,094	10/05/10	347,610	317,183
Common Stock (B)	106 shs.	10/05/10	106,200	156,574
Common Stock Class B (B)	353 shs.	01/15/10	352,941	520,352
Warrant, exercisable until 2019, to purchase common stock at $.01 per share (B)	312 shs.	10/05/10	283,738	460,509
			2,289,935	2,643,421

See Notes to Consolidated Financial Statements 24

2015 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Master Cutlery LLC
A designer and marketer of a wide assortment of knives and swords.
13% Senior Subordinated Note due 04/17/2020	$1,762,848	04/17/15	$1,743,839	$1,734,447
Limited Liability Company Unit	9 uts.	04/17/15	1,356,658	967,179
			3,100,497	2,701,626

MC Sign Holdings LLC
A provider of sign and lighting services nationwide.
11.75% Senior Subordinated Note due 09/15/2021	$1,547,285	09/22/15	1,517,401	1,532,719
Limited Liability Company Unit Class B (B)	205,900 uts.	09/22/15	205,900	189,428
			1,723,301	1,722,147

MedSystems Holdings LLC
A manufacturer of enteral feeding products, such as feeding tubes and other products related to assisted feeding.
Preferred Unit (B)	126 uts.	08/29/08	87,177	174,841
Common Unit Class A (B)	1,268 uts.	08/29/08	1,268	354,091
Common Unit Class B (B)	497 uts.	08/29/08	120,064	138,908
			208,509	667,840

Merex Holding Corporation

A provider of after-market spare parts and components, as well as Maintenance, Repair and Overhaul services for "out of production" or "legacy" aerospace and defense systems that are no longer effectively supported by the original equipment manufacturers.

16% Senior Subordinated Note due 10/30/2019	$1,362,886	09/22/11	1,347,188	1,303,046
15% Senior Subordinated Note due 04/30/2022	$71,517	08/18/15	71,517	64,365
Limited Liability Company Unit Series A (B)	684 uts.	05/07/14	44,281	8,803
Limited Liability Company Unit Series B (B)	467,833 uts.	09/22/11	467,833	121,543
Common Stock Class A	5,578 shs.	08/18/15	-	71,759
			1,930,819	1,569,516

MES Partners, Inc.
An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
12% Senior Subordinated Note due 09/30/2021	$2,223,036	09/30/14	2,184,503	2,211,196
Common Stock Class B (B)	445,455 shs.	09/30/14	445,455	468,323
			2,629,958	2,679,519

See Notes to Consolidated Financial Statements 25

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

MNX Holding Company
An international third party logistics company providing customized logistics services to customers across the globe.
14% Senior Subordinated Note due 11/02/2019	$3,081,349	11/02/12	$3,042,818	$3,072,331
Common Stock (B)	107 shs.	11/02/12	107,143	84,012
			3,149,961	3,156,343

Money Mailer
A leading provider of hyperlocal shared direct mail advertising as well as interactive and online advertising solutions through its nationwide production and distribution network.
Preferred Stock	2,704,364 shs.	12/10/14	2,663,799	2,704,364

Motion Controls Holdings
A manufacturer of high performance mechanical motion control and linkage products.
14.25% Senior Subordinated Note due 08/15/2020	$2,975,149	11/30/10	2,949,002	2,975,149
Limited Liability Company Unit Class B-1 (B)	225,000 uts.	11/30/10	-	290,661
Limited Liability Company Unit Class B-2 (B)	20,403 uts.	11/30/10	-	26,357
			2,949,002	3,292,167

NABCO, Inc.
A producer of explosive containment vessels in the United States.
Common Stock (B)	809 shs.	12/20/12	578,174	409,370

NetShape Technologies, Inc.
A manufacturer of powder metal and metal injection molded precision components used in industrial, consumer, and other applications.
12% Senior Subordinated Note due 06/10/2020	$1,530,000	02/02/07	1,528,882	1,419,581
Limited Partnership Interest of Saw Mill PCG Partners LLC (B)	2.73% int.	02/01/07	1,110,810	-
Limited Liability Company Unit Class D of Saw Mill PCG Partners LLC (B)	17 uts.	*	16,759	-
Limited Liability Company Unit Class D-1 of Saw Mill PCG Partners LLC (B)	229 uts.	09/30/09	228,858	-
Limited Liability Company Unit Class D-2 of Saw Mill PCG Partners LLC (B)	128 uts.	04/29/11	65,256	81,832
Limited Liability Company Unit Class D-3 of Saw Mill PCG Partners LLC (B)	196 uts.	12/10/14	196,263	198,026
* 12/18/08 and 09/30/09.			3,146,828	1,699,439

See Notes to Consolidated Financial Statements 26

2015 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Northwest Mailing Services, Inc.
A producer of promotional materials for companies that use direct mail as part of their customer retention and loyalty programs.
Limited Partnership Interest (B)	3,287 uts.	*	$328,679	$398,544
Warrant, exercisable until 2019, to purchase common stock at $.01 per share (B)	4,920 shs.	*	492,016	596,601
* 07/09/09 and 08/09/10.			820,695	995,145

O E C Holding Corporation
A provider of elevator maintenance, repair and modernization services.
Preferred Stock Series A (B)	1,661 shs.	06/04/10	166,062	243,066
Preferred Stock Series B (B)	934 shs.	06/04/10	93,376	-
Common Stock (B)	1,032 shs.	06/04/10	1,032	-
			260,470	243,066

Pearlman Enterprises, Inc.
A developer and distributor of tools, equipment, and supplies to the natural and engineered stone industry.
Preferred Stock Series A (B)	2,334 shs.	05/22/09	111,508	2,334,350
Preferred Stock Series B (B)	13,334 shs.	05/22/09	547,872	79,160
Common Stock (B)	40,540 shs.	05/22/09	1,877,208	-
			2,536,588	2,413,510

Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
Limited Liability Company Unit	375,000 uts.	11/29/12	375,000	42,684

Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13% Senior Subordinated Note due 01/31/2020	$2,133,368	07/31/14	2,099,420	2,090,530
Limited Liability Company Unit	300,485 uts.	07/31/14	300,485	248,141
			2,399,905	2,338,671

See Notes to Consolidated Financial Statements 27

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Power Stop Holdings LLC
A supplier of performance upgrade aftermarket brake products.
11% Senior Subordinated Note due 05/29/2022	$3,266,800	05/29/15	$3,207,019	$3,254,919
Limited Liability Company Unit Preferred (B)	2,332 uts.	05/29/15	233,200	241,174
Limited Liability Company Unit Common (B)	2,332 uts.	05/29/15	-	73,736
			3,440,219	3,569,829

PPC Event Services
A special event equipment rental business.
14% Senior Subordinated Note due 05/20/2020	$2,320,842	11/20/14	2,282,181	2,355,744
Limited Liability Company Unit (B)	7,000 uts.	11/20/14	350,000	729,253
			2,632,181	3,084,997

Randy's Worldwide Automotive
A designer and distributor of automotive aftermarket parts.
11.5% Senior Subordinated Note due 05/12/2021	$2,304,719	05/12/15	2,263,567	2,262,316
Common Stock (B)	240 shs.	05/12/15	240,388	259,776
			2,503,955	2,522,092

REVSpring, Inc.
A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
Limited Liability Company Unit Class A (B)	40,643 uts.	*	406,432	760,178
* 10/21/11 and 08/03/12.

Safety Infrastructure Solutions
A provider of trench safety equipment to a diverse customer base across multiple end markets in Texas and the Southwestern United States.
Preferred Stock (B)	6,294 shs.	03/30/12	251,758	346,297
Common Stock (B)	2,949 shs.	03/30/12	29,492	434,400
			281,250	780,697

Signature Systems Holdings Company
A seller and installer of a variety of modular surfaces, industrial matting and related products used for ground protection.
Common Stock (B)	181 shs.	03/15/13	181,221	511,240
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	74 shs.	03/15/13	67,958	208,846
			249,179	720,086

See Notes to Consolidated Financial Statements 28

2015 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Smart Source Holdings LLC
A short-term computer rental company.
Limited Liability Company Unit (B)	619 uts.	*	$493,496	$649,302
Warrant, exercisable until 2016, to purchase common stock at $.01 per share (B)	157 shs.	*	127,437	164,490
* 08/31/07 and 03/06/08.			620,933	813,792

SMB Machinery Holdings, Inc.
A reseller of used, rebuilt and refurbished packaging and processing equipment, primarily serving the bottling and food manufacturing industries.
14% Senior Subordinated Note due 10/18/2019 (D)	$1,477,388	10/18/13	1,452,295	-
Common Stock (B)	1,681 shs.	10/18/13	168,100	-
			1,620,395	-

Strahman Holdings Inc
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
14% Senior Subordinated Note due 06/13/2019	$2,119,565	12/13/13	2,085,587	2,121,855
Preferred Stock Series A (B)	317,935 shs.	12/13/13	317,935	578,642
Preferred Stock Series A-2 (B)	53,086 shs.	09/10/15	59,987	96,617
			2,463,509	2,797,114

Sunrise Windows Holding Company
A manufacturer and marketer of premium vinyl windows exclusively selling to the residential remodeling and replacement market.
16% Senior Subordinated Note due 12/14/2017 (D)	$3,653,809	*	3,584,277	3,288,428
Common Stock (B)	115 shs.	12/14/10	114,504	82,890
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	112 shs.	12/14/10	111,747	80,899
* 12/14/10 and 08/17/12.			3,810,528	3,452,217

Sunvair Aerospace Group Inc.
An aerospace maintenance, repair, and overhaul provider servicing landing gears on narrow body aircraft.
12% Senior Subordinated Note due 07/31/2021	$2,466,440	07/31/15	2,417,111	2,435,904
Common Stock (B)	139 shs.	07/31/15	158,560	163,089
			2,575,671	2,598,993

See Notes to Consolidated Financial Statements 29

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Synteract Holdings Corporation
A provider of outsourced clinical trial management services to pharmaceutical and biotechnology companies.
14% Senior Subordinated Note due 02/26/2019	$4,391,112	09/02/08	$4,308,194	$4,391,112
Preferred Stock Series D (B)	485 shs.	02/27/13	48,503	-
Redeemable Preferred Stock Series A (B)	1,280 shs.	10/03/08	12,523	-
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	12,803 shs.	09/02/08	112,693	-
			4,481,913	4,391,112

Team Drive-Away Holdings LLC
An asset-light provider of over the road driveaway services for class 8 trucks and specialized equipment.
12.5% Senior Subordinated Note due 04/15/2021	$1,555,600	10/15/15	1,525,334	1,542,567
Limited Liability Company Unit (B)	194,400 uts.	10/15/15	194,400	194,400
			1,719,734	1,736,967

Torrent Group Holdings, Inc.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
3% Senior Subordinated Note due 12/31/2018 (D)	$1,455,525	12/05/13	-	1,382,749
15% Senior Subordinated Note due 12/05/2020(D)	$88,396	12/05/13	414,051	70,717
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	53,038 shs.	12/05/13	-	-
			414,051	1,453,466

Transpac Holding Company
A designer, importer and wholesaler of home décor and seasonal gift products.
8% Senior Subordinated Note due 10/31/2016 (D)	$1,773,006	10/31/07	1,717,521	-
Common Stock (B)	209 shs.	10/31/07	208,589	-
Warrant, exercisable until 2016, to purchase common stock at $.01 per share (B)	94 shs.	10/31/07	87,607	-
			2,013,717	-

Tranzonic Holdings LLC
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
14% Senior Subordinated Note due 07/05/2019	$3,104,782	07/05/13	3,064,329	3,104,782
Limited Liability Company Unit Preferred Class A (B)	295,455 uts.	07/05/13	295,455	391,354
			3,359,784	3,496,136

See Notes to Consolidated Financial Statements 30

2015 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Tristar Global Energy Solutions, Inc.
A hydrocarbon and decontamination services provider serving refineries worldwide.
12.5% Senior Subordinated Note due 07/31/2020	$2,285,448	01/23/15	$2,245,768	$2,135,119

Vitex Packaging Group, Inc.
A manufacturer of specialty packaging, primarily envelopes and tags used on tea bags.
Class B Unit (B)	767,881 uts.	10/29/09	348,058	-
Class C Unit (B)	850,000 uts.	10/29/09	780,572	450,328
Limited Liability Company Unit Class A (B)	723,465 uts.	*	433,222	-
Limited Liability Company Unit Class B (B)	182,935 uts.	07/19/04	182,935	-
* 07/19/04 and 10/29/09.			1,744,787	450,328

VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts.
Common Stock (B)	7,368 shs.	03/31/14	736,842	1,082,896

Wellborn Forest Holding Company
A manufacturer of semi-custom kitchen and bath cabinetry.
8% Senior Subordinated Note due 09/30/2017 (D)	$3,175,092	11/30/06	1,638,669	1,587,546
Common Stock (B)	191 shs.	11/30/06	191,250	-
Warrant, exercisable until 2016, to purchase common stock at $.01 per share (B)	95 shs.	11/30/06	86,493	-
			1,916,412	1,587,546

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
12% Senior Subordinated Note due 02/03/2021	$754,282	08/03/15	740,378	743,562
Limited Liability Company Unit (B)	751,212 uts.	08/03/15	751,212	933,775
			1,491,590	1,677,337

See Notes to Consolidated Financial Statements 31

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Whitcraft Holdings, Inc.
A leading independent manufacturer of precision formed, machined, and fabricated flight-critical aerospace components.
Common Stock (B)	616 shs.	12/16/10	$616,438	$633,668
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	166 shs.	12/16/10	148,003	170,269
			764,441	803,937

WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
14.5% Senior Subordinated Note due 06/12/2020	$2,828,656	11/03/11	2,801,545	2,828,656
Common Stock	4,500 shs.	11/03/11	450,000	679,611
			3,251,545	3,508,267

York Wall Holding Company
A designer, manufacturer and marketer of wall covering products for both residential and commercial wall coverings.
12.5% Senior Subordinated Note due 03/04/2021	$3,166,445	03/04/15	3,109,962	3,017,193
Common Stock (B)	3,723 shs.	03/04/15	372,300	257,050
			3,482,262	3,274,243

Total Private Placement Investments (E)			$191,533,740	$197,472,663

See Notes to Consolidated Financial Statements 32

2015 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Due Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 20.99%:

Bonds - 20.99%
Alere Inc.	6.375%	07/01/23	$1,175,000	$1,192,425	$1,098,625
Altice S.A.	7.750	05/15/22	1,000,000	1,000,000	902,500
Amsted Industries	5.375	09/15/24	520,000	520,000	509,600
Anixter, Inc.	5.500	03/01/23	1,000,000	1,000,000	1,005,000
Asbury Automotive Group, Inc.	6.000	12/15/24	665,000	692,827	686,612
Ashtead Group plc	6.500	07/15/22	385,000	403,542	401,363
Audatex North America, Inc.	6.125	11/01/23	437,000	454,690	439,731
Belden Inc.	5.250	07/15/24	410,000	410,000	377,200
Beverage Packaging Holdings	6.000	06/15/17	730,000	730,000	706,275
Brunswick Corporation	4.625	05/15/21	1,000,000	1,009,994	997,500
California Resources Corporation	8.000	12/15/22	597,000	745,376	314,171
CCOH Safari, LLC	5.750	02/15/26	1,000,000	1,000,000	1,002,500
CITGO Petroleum Corporation	6.250	08/15/22	925,000	925,000	888,000
Commscope Holdings Inc.	6.625	06/01/20	500,000	500,857	505,625
Consolidated Energy Finance S.A.	6.750	10/15/19	947,000	938,804	905,284
Cornerstone Chemical Company	9.375	03/15/18	750,000	760,173	678,750
Coveris Holdings S.A.	7.875	11/01/19	1,000,000	1,000,000	872,500
CTP Transportation Products, LLC	8.250	12/15/19	635,000	635,000	661,988
Dean Foods	6.500	03/15/23	663,000	663,000	689,520
Endo Finance LLC	5.375	01/31/23	1,000,000	982,410	980,000
Family Tree Escrow, LLC	5.750	03/01/23	1,000,000	1,029,739	1,035,000
First Data Corporation	5.000	01/15/24	834,000	834,000	829,830
Forest Laboratories, Inc.	4.875	02/15/21	1,000,000	1,000,000	1,082,802
Forest Laboratories, Inc.	5.000	12/15/21	775,000	775,000	842,118
Gates Global LLC	6.000	07/15/22	1,000,000	762,697	720,000
Harron Communications, L.P.	9.125	04/01/20	500,000	537,339	528,750
HD Supply, Inc.	5.250	12/15/21	265,000	265,000	270,300
HealthSouth Corporation	5.750	11/01/24	500,000	502,412	476,875
Hilcorp Energy Company	5.000	12/01/24	500,000	500,000	415,000
Hill-Rom Holdings, Inc.	5.750	09/01/23	385,000	385,000	392,700
H.J. Heinz Company	4.875	02/15/25	600,000	600,000	637,785
Hub International Ltd.	7.875	10/01/21	1,000,000	1,000,000	900,000
Huntington Ingalls Industries	5.000	12/15/21	1,000,000	1,000,000	1,018,750
INEOS Group Holdings PLC	5.875	02/01/19	485,000	485,000	470,450
Infor (US), Inc.	5.750	08/15/20	226,000	223,-2881	227,695

See Notes to Consolidated Financial Statements 33

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Due Date	Principal Amount	Cost	Market Value

International Automotive Component	9.125%	06/01/18	$1,000,000	$973,708	$855,000
International Wire Group	8.500	10/15/17	500,000	516,586	511,250
J.B. Poindexter Co., Inc.	9.000	04/01/22	1,000,000	1,041,703	1,045,000
JBS USA Holdings, Inc.	7.750	10/28/20	750,000	781,107	720,000
Jupiter Resources Inc.	8.500	10/01/22	1,000,000	948,918	400,000
Jurassic Holdings III Inc	6.875	02/15/21	1,000,000	1,007,538	600,000
KeHE Distributors, LLC	7.625	08/15/21	1,000,000	1,054,185	1,017,500
LBC Tank Terminals Holding Netherlands B.V.	6.875	05/15/23	1,315,000	1,349,607	1,301,850
Mallinckrodt PLC	5.750	08/01/22	1,000,000	1,000,000	960,000
Micron Technology, Inc.	5.250	08/01/23	1,000,000	1,000,000	897,500
M/I Homes, Inc.	6.750	01/15/21	914,000	914,000	900,290
Milacron Financial	7.750	02/15/21	500,000	500,000	466,250
Moog Inc.	5.250	12/01/22	1,000,000	1,007,223	1,010,000
MPLX LP	4.875	12/01/24	1,000,000	1,000,000	897,500
Murray Energy Corporation	11.250	04/15/21	1,000,000	971,253	182,500
Mustang Merger Corporation	8.500	08/15/21	1,000,000	997,995	1,037,500
Netflix, Inc.	5.500	02/15/22	605,000	605,000	620,125
NXP BV/NXP Funding LLC	3.750	06/01/18	1,500,000	1,500,000	1,507,500
Onex Corporation	8.500	10/01/22	352,000	352,000	288,640
OPE KAG Finance Sub	7.875	07/31/23	1,750,000	1,822,507	1,739,062
Paragon Offshore plc.	6.750	07/15/22	1,000,000	346,572	140,000
Pinnacle Operating Corporation	9.000	11/15/20	1,000,000	1,035,511	940,000
Prestige Brands Holdings, Inc.	5.375	12/15/21	1,350,000	1,350,000	1,296,000
Sabre GLBL Inc.	5.375	04/15/23	1,000,000	988,573	995,000
Sabre GLBL Inc.	5.250	11/15/23	251,000	251,000	248,176
Safway Group Holding LLC/Finance Corporation	7.000	05/15/18	500,000	500,000	498,750
Sirius XM Radio Inc.	5.875	10/01/20	750,000	750,000	785,625
Sirius XM Radio Inc.	5.375	04/15/25	250,000	250,000	251,563
Surgical Care Affiliates, Inc.	6.000	04/01/23	918,000	918,000	895,050
TeamHealth Holdings Inc	7.250	12/15/23	235,000	235,000	243,225
Teine Energy Ltd.	6.875	09/30/22	900,000	893,693	724,500
Topaz Marine S.A.	8.625	11/01/18	1,000,000	1,000,000	909,700
Unitymedia KabelBW GmbH	6.125	01/15/25	1,000,000	1,000,000	988,150
Univision Communications, Inc.	5.125	05/15/23	325,000	325,000	312,813
Univision Communications, Inc.	5.125	02/15/25	860,000	871,109	817,000
UPCB Finance IV Limited	5.375	01/15/25	425,000	425,000	400,563
Valeant Pharmaceuticals International	7.000	10/01/20	880,000	881,128	877,800

See Notes to Consolidated Financial Statements 34

2015 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Due Date	Shares or Principal Amount	Cost	Market Value

Virgin Media Secured Finance PLC	5.250%	01/15/26	$1,000,000	$1,008,635	$972,500
VRX Escrow Corp.	6.125	04/15/25	782,000	782,000	697,935
Watco Companies, L.L.C.	6.375	04/01/23	1,000,000	1,000,000	985,000
Welltec A/S	8.000	02/01/19	750,000	741,974	703,125
West Corporation	5.375	07/15/22	1,000,000	982,948	862,500
XPO Logistics, Inc.	7.875	09/01/19	933,000	955,079	948,646
Total Bonds				62,298,718	57,921,887

Common Stock - 0.00%
TherOX, Inc. (B)			103	-	-
Touchstone Health Partnership (B)			1,168	-	-
Total Common Stock				-	-

Total Rule 144A Securities				62,298,718	57,921,887

Total Corporate Restricted Securities				$253,832,458	$255,394,550

See Notes to Consolidated Financial Statements 35

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Corporate Public Securities - 14.84%: (A)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 0.68%
Ascent Resource - Marcellus LLC	8.500%	07/09/21	$209,882	$207,360	$3,847
Aquilex Holdings LLC	6.500	12/31/20	291,963	291,437	277,365
Caelus Energy Alaska, LLC	8.750	04/15/20	1,000,000	992,525	525,000
Fieldwood Energy LLC	8.375	09/30/20	1,000,000	389,852	150,000
Synarc-BioCore Holdings, LLC	9.250	03/04/22	1,000,000	992,228	912,500

Total Bank Loans				2,873,402	1,868,712

Bonds - 13.83%
Accuride Corp	9.500	08/01/18	1,500,000	1,520,884	1,245,000
ADT Corporation	6.250	10/15/21	1,000,000	1,029,234	1,044,550
Ally Financial, Inc.	5.500	02/15/17	1,500,000	1,508,830	1,545,000
Anixter, Inc.	5.125	10/01/21	421,000	421,000	421,000
Antero Resources Corporation	5.375	11/01/21	800,000	800,000	640,000
Bonanza Creek Energy, Inc.	5.750	02/01/23	1,000,000	1,000,000	520,000
California Resources Corporation	6.000	11/15/24	223,000	223,000	68,014
Calpine Corporation	5.750	01/15/25	700,000	700,000	617,750
Calumet Specialty Products Partners L.P.	7.625	01/15/22	1,000,000	1,000,800	850,000
CIT Group Inc.	3.875	02/19/19	1,000,000	1,000,000	995,000
Clearwater Paper Corporation	4.500	02/01/23	750,000	744,261	705,000
Commercial Metals Company	4.875	05/15/23	1,500,000	1,502,466	1,245,000
Commercial Vehicle Group Inc.	7.875	04/15/19	930,000	947,562	813,750
CPI International, Inc.	8.750	02/15/18	400,000	400,908	394,000
CVR Refining LLC	6.500	11/01/22	650,000	631,731	630,500
D.R. Horton, Inc.	4.000	02/15/20	1,000,000	1,000,000	1,005,700
DuPont Fabros Technology, Inc.	5.625	06/15/23	600,000	595,500	606,000
Ferrellgas Partners, L.P	6.750	01/15/22	465,000	465,000	391,762
Ferrellgas Partners, L.P	8.625	06/15/20	1,048,000	1,049,242	985,120
Forum Energy Technologies	6.250	10/01/21	325,000	325,000	269,750
HCA Holdings, Inc.	3.750	03/15/19	1,000,000	1,000,000	1,007,500
HCA Holdings, Inc.	5.375	02/01/25	150,000	152,594	148,125
HealthSouth Corporation	5.750	11/01/24	393,000	400,276	374,824
Hilton Worldwide Holdings, LLC	5.625	10/15/21	1,000,000	1,000,000	1,036,250
Hornbeck Offshore Services, Inc.	5.000	03/01/21	500,000	500,000	340,000
Icahn Enterprises L.P.	4.875	03/15/19	970,000	970,000	961,270
Icahn Enterprises L.P.	6.000	08/01/20	1,150,000	1,166,949	1,159,660
Kindred Healthcare, Inc.	8.750	01/15/23	1,000,000	1,000,000	920,000

See Notes to Consolidated Financial Statements 36

2015 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Corporate Public Securities - 14.84%: (A)	Interest Rate	Maturity Date	Shares or Principal Amount	Cost	Market Value

Lamar Media Corp.	5.375%	01/15/24	$320,000	$320,000	$329,600
Lear Corporation	4.750	01/15/23	750,000	738,467	753,750
Lennar Corporation	4.500	11/15/19	250,000	250,453	254,219
Lennar Corporation	4.750	11/15/22	750,000	741,167	743,625
Memorial Production Partners LP	6.875	08/01/22	1,000,000	986,389	300,000
Meritor, Inc.	6.750	06/15/21	1,000,000	1,000,000	920,000
Meritor, Inc.	7.875	03/01/26	669,000	663,403	797,783
Nielsen Finance LLC	4.500	10/01/20	1,000,000	1,000,000	1,015,000
NRG Energy, Inc.	6.250	07/15/22	1,000,000	1,000,000	852,000
Oasis Petroleum Inc.	6.875	03/15/22	1,000,000	1,000,000	640,000
Omnova Solutions, Inc.	7.875	11/01/18	900,000	908,982	882,000
Orbital ATK Inc.	5.250	10/01/21	1,000,000	1,000,000	1,005,000
Perry Ellis International, Inc.	7.875	04/01/19	250,000	248,604	250,000
P.H. Glatfelter Company	5.375	10/15/20	1,000,000	1,009,638	1,000,000
Ply Gem Industries, Inc.	6.500	02/01/22	1,000,000	940,254	900,000
Precision Drilling Corporation	6.625	11/15/20	750,000	765,085	585,000
Sally Beauty Holdings, Inc.	5.625	12/01/25	403,000	403,000	407,030
Sanchez Energy Corporation	6.125	01/15/23	1,000,000	693,752	540,000
Select Medical Corporation	6.375	06/01/21	650,000	657,672	568,750
Sprint Corporation	7.125	06/15/24	315,000	315,000	227,194
Stone Energy Corporation	7.500	11/15/22	1,000,000	1,024,546	330,000
Tenet Healthcare Corporation	6.750	06/15/23	725,000	721,552	672,438
Suburban Propane Partners, L.P.	5.750	03/01/25	1,000,000	1,000,000	810,000
William Lyon Homes	7.000	08/15/22	1,000,000	1,000,000	1,002,500
WPX Energy, Inc.	5.250	09/15/24	925,000	925,000	610,500
Xerium Technologies, Inc.	8.875	06/15/18	831,000	854,609	814,484
Total Bonds				43,222,810	38,151,398

Common Stock - 0.33%
Chase Packaging Corporation			9,541	-	286
Nortek, Inc.			175	1	7,634
Supreme Industries, Inc. (B)			131,371	267,319	899,891
Total Common Stock				267,320	907,811

Total Corporate Public Securities				$46,363,532	$40,927,921

See Notes to Consolidated Financial Statements 37

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Short-Term Securities:	Interest Rate/Yield^	Maturity Date	Principal Amount	Cost	Market Value
Commercial Paper - 2.50%
PPG Industries, Inc.	0.750%	01/07/16	$3,900,000	$3,898,697	$3,898,697
South Carolina Electric & Gas Company	0.776	01/15/16	3,000,000	2,999,125	2,999,125
Total Short-Term Securities				$6,897,822	$6,897,822
Total Investments	109.90%			$307,093,812	$303,220,293

Other Assets	4.53				12,503,544
Liabilities	(14.43)				(39,808,548)
Total Net Assets	100.00%				$275,915,289

(A)	In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid securities. As of December 31, 2015, the value of these securities amounted to $197,472,663 or 71.57% of net assets.
^	Effective yield at purchase
PIK	- Payment-in-kind

See Notes to Consolidated Financial Statements 38

2015 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

	Fair Value/		Fair Value/
Industry Classification:	Market Value		Market Value

AEROSPACE & DEFENSE - 3.92%		Nortek, Inc.	$7,634
CPI International, Inc.	$394,000	Pearlman Enterprises, Inc.	2,413,510
FMH Holdings Corporation	3,439,084	Ply Gem Industries, Inc.	900,000
Huntington Ingalls Industries	1,018,750	Signature Systems Holdings Company	720,086
Merex Holding Corporation	1,569,516	Sunrise Windows Holding Company	3,452,217
Orbital ATK Inc.	1,005,000	Torrent Group Holdings, Inc.	1,453,466
Sunvair Aerospace Group Inc.	2,598,993	Wellborn Forest Holding Company	1,587,546
Whitcraft Holdings, Inc.	803,937		18,893,412
	10,829,280
		CABLE & SATELLITE - 1.74%
AIRLINES - 0.34%		Altice S.A.	902,500
XPO Logistics, Inc.	948,646	Harron Communications, L.P.	528,750
		CCOH Safari, LLC	1,002,500
AUTOMOTIVE - 10.16%		Unitymedia KabelBW GmbH	988,150
Accuride Corp	1,245,000	UPCB Finance IV Limited	400,563
Aurora Parts & Accessories LLC	3,472,871	Virgin Media Secured Finance PLC	972,500
CG Holdings Manufacturing Company	4,179,459		4,794,963
Commercial Vehicle Group Inc.	813,750
DPL Holding Corporation	4,202,975
Gates Global LLC	720,000	CHEMICALS - 5.39%
Grakon Parent	463,084	Compass Chemical International LLC	3,443,467
International Automotive Component	855,000	Consolidated Energy Finance S.A.	905,284
J A C Holding Enterprises, Inc.	1,056,013	Cornerstone Chemical Company	678,750
J.B. Poindexter Co., Inc.	1,045,000	INEOS Group Holdings PLC	470,450
K & N Parent, Inc.	392,915	LBC Tank Terminals Holding Netherlands B.V.	1,301,850
Lear Corporation	753,750	Omnova Solutions, Inc.	882,000
Meritor, Inc.	1,717,783	Pinnacle Operating Corporation	940,000
Moog Inc.	1,010,000	Polytex Holdings LLC	2,338,671
Power Stop Holdings LLC	3,569,829	PPG Industries, Inc.	3,898,697
Randy's Worldwide Automotive	2,522,092		14,859,169
	28,019,521

BROKERAGE, ASSET MANAGERS & EXCHANGES - 0.77%		CONSTRUCTION MACHINERY - 0.90%
Icahn Enterprises L.P.	2,120,930	A W X Holdings Corporation	709,275
		Ashtead Group plc	401,363
BUILDING MATERIALS - 6.85%		Jurassic Holdings III Inc	600,000
ACP Cascade Holdings LLC	-	Safety Infrastructure Solutions	780,697
ARI Holding Corporation	4,577,237		2,491,335
Janus Group Holdings LLC	3,781,716

See Notes to Consolidated Financial Statements 39

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

	Fair Value/		Fair Value/
Industry Classification: (Continued)	Market Value		Market Value

CONSUMER CYCLICAL SERVICES - 2.82%		Forum Energy Technologies	$269,750
CHG Alternative Education Holding Company	$3,181,699	G C Holdings	366,168
Church Services Holding Company	654,736	Ideal Tridon Holdings, Inc.	639,094
PPC Event Services	3,084,997	K P I Holdings, Inc.	1,025,807
West Corporation	862,500	Motion Controls Holdings	3,292,167
	7,783,932	NABCO, Inc.	409,370
		NetShape Technologies, Inc.	1,699,439
CONSUMER PRODUCTS - 10.99%		Strahman Holdings Inc	2,797,114
AMS Holding LLC	782,283	Supreme Industries, Inc.	899,891
Animal Supply Company	3,383,391		22,490,315
Blue Wave Products, Inc.	1,765,623	ELECTRIC - 1.62%
gloProfessional Holdings, Inc.	3,062,363	Calpine Corporation	617,750
GTI Holding Company	1,670,764	NRG Energy, Inc.	852,000
Handi Quilter Holding Company	3,339,595	South Carolina Electric & Gas Company	2,999,125
HHI Group, LLC	3,266,335		4,468,875
K N B Holdings Corporation	274,177	ENERGY - 0.19%
Kyjen Company	2,603,198	Ascent Resource - Marcellus LLC	3,847
Manhattan Beachwear Holding Company	2,643,421	Caelus Energy Alaska, LLC	525,000
Master Cutlery LLC	2,701,626		528,847
Perry Ellis International, Inc.	250,000	FINANCE COMPANIES - 0.36%
Prestige Brands Holdings, Inc.	1,296,000	CIT Group Inc.	995,000
Transpac Holding Company	-
York Wall Holding Company	3,274,243	FINANCIAL OTHER - 1.13%
	30,313,019	Ally Financial, Inc.	1,545,000
		Hub International Ltd.	900,000
DIVERSIFIED MANUFACTURING - 8.15%		Insurance Claims Management, Inc.	382,240
ABC Industries, Inc.	1,093,340	Onex Corporation	288,640
Advanced Manufacturing Enterprises LLC	243,302		3,115,880
Airxcel Holdings	3,395,577	FOOD & BEVERAGE - 9.91%
Amsted Industries	509,600	1492 Acquisition LLC	2,018,847
Belden Inc.	377,200	Dean Foods	689,520
BP SCI LLC	1,059,764	Eagle Family Foods, Inc.	3,447,649
CTP Transportation Products, LLC	661,988	F F C Holding Corporation	600,184
Custom Engineered Wheels, Inc.	1,417,134	GenNx Novel Holding, Inc.	3,469,279
E S P Holdco, Inc.	576,645	H.J. Heinz Company	637,785
F G I Equity LLC	1,756,965	Hollandia Produce LLC	2,627,796

See Notes to Consolidated Financial Statements 40

2015 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

	Fair Value/		Fair Value/
Industry Classification: (Continued)	Market Value		Market Value

Hospitality Mints Holding Company	$2,086,006	William Lyon Homes	$1,002,500
Impact Confections	2,496,714		3,906,334
JBS USA Holdings, Inc.	720,000	INDEPENDENT - 1.07%
JMH Investors LLC	2,339,806	Antero Resources Corporation	640,000
KeHE Distributors, LLC	1,017,500	California Resources Corporation	314,171
Westminster Acquisition LLC	1,677,337	Fieldwood Energy LLC	150,000
WP Supply Holding Corporation	3,508,267	Jupiter Resources Inc.	400,000
	27,336,690	Precision Drilling Corporation	585,000
GAMING - 1.19%		Sanchez Energy Corporation	540,000
CTM Holding, Inc.	3,285,724	Stone Energy Corporation	330,000
			2,959,171
HEALTHCARE - 6.47%
Alere Inc.	1,098,625
ECG Consulting Group	2,871,453	INDUSTRIAL OTHER - 10.42%
GD Dental Services LLC	353,111	ADT Corporation	1,044,550
HCA Holdings, Inc.	1,155,625	Advanced Technologies Holdings	735,936
Healthcare Direct Holding Company	278,339	AFC - Dell Holding Corporation	2,650,838
HealthSouth Corporation	851,699	Aquilex Holdings LLC	277,365
Hill-Rom Holdings, Inc.	392,700	Brunswick Corporation	997,500
Kindred Healthcare, Inc.	920,000	Clough, Harbour and Associates	1,102,594
MedSystems Holdings LLC	667,840	Connecticut Electric, Inc.	2,065,541
Select Medical Corporation	568,750	Hartland Controls Holding Corporation	3,678,241
Surgical Care Affiliates, Inc.	895,050	Hi-Rel Group LLC	2,465,731
Synarc-BioCore Holdings, LLC	912,500	HVAC Holdings, Inc.	3,396,013
Synteract Holdings Corporation	4,391,112	International Wire Group	511,250
TeamHealth Holdings Inc	243,225	Mail Communications Group, Inc.	574,485
Tenet Healthcare Corporation	672,438	MC Sign Holdings LLC	1,722,147
TherOX, Inc.	-	Milacron Financial	466,250
Touchstone Health Partnership	-	Nielsen Finance LLC	1,015,000
Valeant Pharmaceuticals International	877,800	Northwest Mailing Services, Inc.	995,145
VRX Escrow Corp.	697,935	O E C Holding Corporation	243,066
	17,848,202	Safway Group Holding LLC/Finance Corporation	498,750
HOME CONSTRUCTION - 1.42%		Smart Source Holdings LLC	813,792
D.R. Horton, Inc.	1,005,700	SMB Machinery Holdings, Inc.	-
Lennar Corporation	997,844	Tranzonic Holdings LLC	3,496,136
M/I Homes, Inc.	900,290		28,750,330

See Notes to Consolidated Financial Statements 41

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

	Fair Value/		Fair Value/
Industry Classification: (Continued)	Market Value		Market Value

LODGING - 0.38%
Hilton Worldwide Holdings, LLC	$1,036,250	PACKAGING - 1.74%	$1,724,241
		ASC Holdings, Inc.
MEDIA & ENTERTAINMENT - 3.99%		Beverage Packaging Holdings	706,275
BlueSpire Holding, Inc.	3,450,538	Chase Packaging Corporation	286
GlynnDevins Acquisition Corporation	1,749,162	Coveris Holdings S.A.	872,500
HOP Entertainment LLC	-	Mustang Merger Corporation	1,037,500
Lamar Media Corp.	329,600	Vitex Packaging Group, Inc.	450,328
Money Mailer	2,704,364		4,791,130
Netflix, Inc.	620,125	PAPER - 1.27%
Sirius XM Radio Inc.	1,037,188	Clearwater Paper Corporation	705,000
Univision Communications, Inc.	1,129,813	Dunn Paper	982,694
	11,020,790	P.H. Glatfelter Company	1,000,000
METALS & MINING - 0.52%		Xerium Technologies, Inc.	814,484
Commercial Metals Company	1,245,000		3,502,178
Murray Energy Corporation	182,500	PHARMACEUTICALS - 3.35%
	1,427,500	Clarion Brands Holding Corp.	3,301,642
MIDSTREAM - 1.02%		Endo Finance LLC	980,000
CVR Refining LLC	630,500	ERG Holding Company LLC	2,085,626
Ferrellgas Partners, L.P	1,376,882	Forest Laboratories, Inc.	1,924,920
Suburban Propane Partners, L.P.	810,000	Mallinckrodt PLC	960,000
	2,817,382		9,252,188

OIL FIELD SERVICES - 1.91%		REFINING - 2.75%
Avantech Testing Services LLC	-	Calumet Specialty Products Partners L.P.	850,000
Bonanza Creek Energy, Inc.	520,000	CITGO Petroleum Corporation	888,000
California Resources Corporation	68,014	MES Partners, Inc.	2,679,519
Hilcorp Energy Company	415,000	MPLX LP	897,500
Hornbeck Offshore Services, Inc.	340,000	Paragon Offshore plc.	140,000
Memorial Production Partners LP	300,000	Tristar Global Energy Solutions, Inc.	2,135,119
Oasis Petroleum Inc.	640,000		7,590,138
Petroplex Inv Holdings LLC	42,684	RETAILERS - 0.87%
Teine Energy Ltd.	724,500	Asbury Automotive Group, Inc.	686,612
Topaz Marine S.A.	909,700	Family Tree Escrow, LLC	1,035,000
Welltec A/S	703,125	HD Supply, Inc.	270,300
WPX Energy, Inc.	610,500	Sally Beauty Holdings, Inc.	407,030
	5,273,523		2,398,942

See Notes to Consolidated Financial Statements 42

2015 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

Industry Classification: (Continued)	Fair Value/ Market Value

TECHNOLOGY - 3.06%
Anixter, Inc.	$1,426,000
Audatex North America, Inc.	439,731
Commscope Holdings Inc.	505,625
DuPont Fabros Technology, Inc.	606,000
First Data Corporation	829,830
Infor (US), Inc.	227,695
Micron Technology, Inc.	897,500
NXP BV/NXP Funding LLC	1,507,500
REVSpring, Inc.	760,178
Sabre GLBL Inc.	1,243,176
8,443,235

TRANSPORTATION SERVICES - 3.15%
MNX Holding Company	3,156,343
OPE KAG Finance Sub	1,739,062
Team Drive-Away Holdings LLC	1,736,967
VP Holding Company	1,082,896
Watco Companies, L.L.C.	985,000
8,700,268
WIRELESS - 0.08%
Sprint Corporation	227,194
Total Investments - 109.90%	$303,220,293

See Notes to Consolidated Financial Statements 43

Babson Capital Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENT

1.	History

The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification ("ASC") 946, Financial Services - Investment Companies, for the purpose of financial reporting.

A. Fair Value Measurements:

Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.

Determination of Fair Value

The determination of the fair value of the Trust's investments is the responsibility of the Trust's Board of Trustees (the "Trustees"). The Trustees have adopted procedures for the valuation of the Trust's securities and has delegated responsibility for applying those procedures to Babson Capital. Babson Capital has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees and ensuring that those guidelines are being followed. Babson Capital considers all relevant factors that are reasonably available, through either public information or information directly available to Babson Capital, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital. In approving valuations, the Trustees will consider reports by Babson Capital analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Babson Capital has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $197,472,663 (71.57% of net assets) as of December 31, 2015 whose values have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Babson Capital Corporate Investors (the "Trust") commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.

The Trust is a diversified closed-end management investment company. Babson Capital Management LLC ("Babson Capital"), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maintain a portfolio of securities providing a current yield and at the same time offering an opportunity for capital gains. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically mezzanine debt instruments with accompanying private equity securities made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt (including high yield securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust ("CI Subsidiary Trust") for the purpose of holding certain investments. The results of CI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the CI Subsidiary Trust.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

44

2015 Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENT (CONTINUED)

Following is a description of valuation methodologies used for assets recorded at fair value:

Corporate Public Securities - Corporate Bonds, Preferred Stocks and Common Stocks

The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At December 31, 2015, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust's pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Trust's investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust's valuation policies and procedures approved by the Trustees.

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

Annually, Babson Capital conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors' pricing process are deemed to be market observable as defined in the standard. While Babson Capital is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also includes an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations, a process Babson Capital continues to perform annually. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Babson Capital believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

Corporate Restricted Securities - Corporate Bonds

The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Significant increases/(decreases) in the discount rate would result in a significant (decrease)/increase to the notes' fair value.

The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities - Common Stock, Preferred Stock and Partnerships & LLC's

The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company's outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt tranches of the capital structure to senior then junior subordinated debt, followed by each class of preferred stock and finally the common stock.

To estimate a company's enterprise value, the company's trailing twelve months earnings before interest, taxes, depreciation and amortization ("EBITDA") is multiplied by a valuation multiple.

Both the company's EBITDA and valuation multiple are considered significant unobservable inputs. Significant increases/(decreases) to the company's EBITDA and/or valuation multiple would result in significant increases/(decreases) to the equity value. An increase/(decrease) to the discount would result in a (decrease)/increase to the equity value.

45

Babson Capital Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENT (CONTINUED)

Short-Term Securities

Short-term securities, of sufficient credit quality, with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

Quantitative Information about Level 3 Fair Value Measurements

The following table represents quantitative information about Level 3 fair value measurements as of December 31, 2015.

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted Average
Corporate Bonds	$140,749,403	Discounted Cash Flows	Discount Rate	9.6% to 20.8%	13.3%

	$3,750,287	Market Approach	Valuation Multiple	3.7x to 7.4x	6.5x

			EBITDA	-($2.0) million to $6.4 million	$4.3 million

Equity Securities	$52,553,279	Market Approach	Valuation Multiple	3.7x to 12.2x	8.0x

			Discount for lack of marketability	0% to 20%	0.5%

			EBITDA	-$2.0 million to $151.4 million	$21.9 million

Fair Value Hierarchy

The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Trust's net assets as of December 31, 2015:

	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$202,421,577	$-	$57,921,887	$144,499,690
Common Stock - U.S.	17,650,577	-	-	17,650,577
Preferred Stock	13,760,307	-	-	13,760,307
Partnerships and LLCs	21,562,089	-	-	21,562,089
Public Securities
Bank Loans	1,868,712	-	1,868,712	-
Corporate Bonds	38,151,398	-	38,151,398	-
Common Stock - U.S.	907,811	907,811	-	-
Short-term Securities	6,897,822	-	6,897,822	-
Total	$303,220,293	$907,811	$104,839,819	$197,472,663

See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

46

2015 Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENT (CONTINUED)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2014	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balanceat 12/31/2015
Restricted Securities
Corporate Bonds	$131,162,430	$(4,002,591)	$50,960,504	$(9,163,316)	$(24,457,337)	$-	$-	$144,499,690
Common Stock - U.S.	20,112,954	4,776,630	1,394,852	(8,633,859)	-	-	-	17,650,577
Preferred Stock	12,766,592	3,054,035	585,292	(2,645,612)	-	-	-	13,760,307
Partnerships and LLCs	22,013,933	2,568,426	5,102,734	(8,123,004)	-	-	-	21,562,089
	$186,055,909	$6,396,500	$58,043,382	$(28,565,791)	$(24,457,337)	$-	$-	$197,472,663

There were no transfers into or out of Level 1 or Level 2 assets.

Income, Gains and Losses included in Net Increase in Net Assets resulting from Operations for the period are presented in the following accounts on the Statement of Operations:

	Net Increase in Net Assets Resulting from Operations	Change in Unrealized Gains & (Losses) in Net Assets from assets still held
Interest (Amortization)	$506,060	$-
Net realized gain on investments before taxes	$2,884,986	-
Net change in unrealized depreciation of investments before taxes	3,005,454	1,168,880

B. Accounting for Investments:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C. Use of Estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

D. Federal Income Taxes:

The Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains. For the year ended December 31, 2015, the Trust did not have any realized taxable long-term capital gains.

47

Babson Capital Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENT (CONTINUED)

The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's pro rata share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The CI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

Net investment income and net realized gains or losses of the Trust as presented under U.S. GAAP may differ from distributable taxable earnings due to earnings from the CI Subsidiary Trust as well as certain permanent and temporary differences in the recognition of income and realized gains or losses on certain investments. Permanent differences will result in reclassifications to the capital accounts. In 2015, the Trust increased undistributed net investment loss by $4,592,495, decreased accumulated net realized gains by $471,750, increased retained net realized gain on investments by $954,532 and decreased additional paid in capital by $5,075,277 to more accurately display the Trust's capital financial position on a tax-basis in accordance with U.S. GAAP. These re-classifications had no impact on net asset value.

The CI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the CI Subsidiary Trust, all of the CI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates.

The components of income taxes included in the consolidated Statement of Operations for the year ended December 31, 2015 were as follows:

Income tax expense (benefit)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of December 31, 2015 were as follows: Deferred tax assets:
Net operating loss
Total deferred tax assets	-
Less valuation allowance	-
Deferred tax asset	-
-
Deferred tax liabilities:
Unrealized gain/Cum. Diff. BA assets	1,128,177
Total deferred tax liabilities	1,128,177
Net deferred tax liability	$(1,128,177)

The Trust recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and precedents. If this threshold is met, the Trust measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. The Trust has evaluated and determined that the tax positions did not have a material effect on the Trust's financial position and results of operations for the year ended December 31, 2015.

A reconciliation of the differences between the Trust's income tax expense and the amount computed by applying the prevailing U.S. Federal tax rate to pretax income for the year ended December 31, 2015 is as follows:

			Amount	Percentage
Current:		Provision for income taxes at
Federal	$884,303	the U.S. federal rate	$860,221	34.00%
State	94,412
Total current	978,715	State tax, net of federal effect	91,841	3.63%
Deferred:
Federal	(24,082)	Change in valuation allowance	-	0.00%
State	(2,571)	Rate revaluation	-	0.00%
Total deferred	(26,653)	Other	-	0.00%
Total income tax expense from continuing operations	$952,062

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis.		Total income tax expense on continuing operations	952,062	37.63%

		Discontinued operations income tax expense		0.00%
		Income tax expense	$952,062	37.63%

48

2015 Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENT (CONTINUED)

	Each of the Trust's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.				4.

B. Fee:

For its services under the Contract, Babson Capital is paid a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust as of the last business day of each fiscal quarter, which is approximately equal to 1.25% annually. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, approve the valuation of the Trust's net assets as of such day.

	E. Distributions to Shareholders:

The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October, and December. The Trust's net realized capital gain distribution, if any, is declared in December.

The components of capital shown in the following table represent the Trust's undistributed net investment income, undistributed net capital gain, losses the Trust may be able to offset against gains in future taxable years, as well as unrealized appreciation (depreciation) on securities and other fund investments, if any, at December 31, 2015, each of which is determined on a U.S. Federal tax basis:

						Senior Secured Indebtedness

	Undistributed (Overdistributed) Net Investment Income	Undistributed Net Capital Gain	Accumulated Loss Carry forward	Net Unrealized Appreciation (Depreciation) on Securities and Other Investments

MassMutual holds the Trust's $30,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust on November 15, 2007. The Note is due November 15, 2017 and accrues interest at 5.28% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the year ended December 31, 2015, the Trust incurred total interest expense on the Note of $1,584,000.

	$2,612,946	$-	$(411,294)	$(1,093,003)
	The tax character of distributions declared during the years ended December 31, 2015 and 2014 was as follows:

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

	Distributions paid from:		2015	2014

	Ordinary Income		$23,539,826	$23,378,280

	Long-term Capital Gains		$-	$-		Management estimates that the fair value of the Note was $31,526,100 as of December 31, 2015.

3.	Investment Services Contract				5.	Purchases and Sales of Investments
	A. Services:						For the year ended 12/31/2015

Under an Investment Services Contract (the "Contract") with the Trust, Babson Capital agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the Contract, Babson Capital also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

							Cost of Investments Acquired	Proceeds from Sales or Maturities

						Corporate restricted securities	$86,011,724	$69,115,416

						Corporate public securities	7,330,478	18,762,122

49

Babson Capital Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENT (CONTINUED)

	The aggregate cost of investments is substantially the same for financial reporting and Federal income tax purposes as of December 31, 2015. The net unrealized depreciation of investments for financial reporting and Federal tax purposes as of December 31, 2015 is $3,873,519 and consists of $24,089,168 appreciation and $27,962,687 depreciation. Net unrealized depreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax accrual of $1,128,177 on net unrealized losses on the CI Subsidiary Trust.			7.	Aggregate Remuneration Paid to Officers, Trustees and Their Affiliated Persons

For the year ended December 31, 2015, the Trust paid its Trustees aggregate remuneration of $341,400. During the year, the Trust did not pay any compensation to any of its Trustees who are "interested persons" (as defined by the 1940 Act) of the Trust. The Trust classifies Messrs. Noreen and Joyal as "interested persons" of the Trust.

All of the Trust's officers are employees of Babson Capital. Pursuant to the Contract, the Trust does not compensate its officers who are employees of Babson Capital (except for the Chief Compliance Officer of the Trust unless assumed by Babson Capital). For the year ended December 31, 2015, Babson Capital paid the compensation of the Chief Compliance Officer of the Trust.

Mr. Noreen, one of the Trust's Trustees, is an "affiliated person" (as defined by the 1940 Act) of MassMutual and Babson Capital. The Trust did not make any payments to Babson Capital for the year ended December 31, 2015, other than amounts payable to Babson Capital pursuant to the Contract.

6.	Quarterly Results of Investment Operations (Unaudited)

		March 31, 2015
		Amount	Per Share
	Investment income	6960194	$-
	Net investment income	5449489	0
	Net realized and unrealized gain on investments (net of taxes)	7158460	0

		June 30, 2015
		Amount	Per Share	8.	Certifications
	Investment income	6974880	$-

As required under New York Stock Exchange ("NYSE") Corporate Governance Rules, the Trust's principal executive officer has certified to the NYSE that he was not aware, as of the certification date, of any violation by the Trust of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Trust's principal executive and principal financial officers have made quarterly certifications, included in filings with the Securities and Exchange Commission on Forms N-CSR and N-Q, relating to, among other things, the Trust's disclosure controls and procedures and internal control over financial reporting, as applicable.

	Net investment income	5445723	0
	Net realized and unrealized gain on investments (net of taxes)	74744	0

		September 30, 2015
		Amount	Per Share
	Investment income	5910139	$-
	Net investment income	4143696	0
	Net realized and unrealized loss on investments (net of taxes)	(3555402)	(0)

		December 31, 2015		9.	Subsequent Events
		Amount	Per Share

The Trust has evaluated the possibility of subsequent events after the balance sheet date of December 31, 2015, through the date that the financial statements were issued. The Trust has determined that there are no material events that would require recognition or disclosure in this report through this date.

	Investment income	6952637	$-
	Net investment income	5385055	0
	Net realized and unrealized loss on investments (net of taxes)	(6818643)	(0)

50

2015 Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of Babson Capital Corporate Investors:

We have audited the accompanying consolidated statement of assets and liabilities of Babson Capital Corporate Investors (the "Trust"), including the consolidated schedule of investments, as of December 31, 2015, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated selected financial highlights for each of the years in the five-year period then ended. These consolidated financial statements and consolidated selected financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated selected financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated selected financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with custodian and counterparties. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated selected financial highlights referred to above present fairly, in all material respects, the financial position of Babson Capital Corporate Investors as of December 31, 2015, the consolidated results of their operations and cash flows for the year then ended, the consolidated changes in their net assets for each of the years in the two-year period then ended, and the consolidated selected financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

February 25, 2016

51

Babson Capital Corporate Investors

INTERESTED TRUSTEES

Name (Age), Address	Position With The Trust	Office Term / Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director
Clifford M. Noreen* (58) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee, Chairman	Term expires 2018; Trustee since 2009	President (since 2008), Vice Chairman (2007-2008), Member of the Board of Managers (since 2006), Managing Director (since 2000), Babson Capital; President (2005-2009), Vice President (1993-2005) of the Trust.	2

Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2009), Babson Capital Participation Investors; President (since 2009), Senior Vice President (1996-2009), HYP Management LLC (LLC Manager); Director (2005-2013), MassMutual Corporate Value Limited (investment company); Director (2005-2013), MassMutual Corporate Value Partners Limited (investment company); Director (since 2008), Jefferies Finance LLC (finance company); Chairman and Chief Executive Officer (since 2009), Manager (since 2007), MMC Equipment Finance LLC; Director (since 2011), Wood Creek Capital Management, LLC (investment advisory firm); Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Member of Investment Committee (since 1999), Diocese of Springfield; and Member of Investment Committee (since 2015), Baystate Health Systems

*

Mr. Noreen is classified as an "interested person" of the Trust and Babson Capital (as defined by the Investment Company Act of 1940, as amended) because of his position as an Officer of the Trust and President of Babson Capital.

52

2015 Annual Report

INTERESTED TRUSTEES

Name (Age), Address	Position With The Trust	Office Term / Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director
Robert E. Joyal* (71) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee/ Nominee	Term expires 2016; Trustee since 2003	Retired (since 2003); President (2001-2003), Babson Capital; and President (1993-2003) of the Trust.	95

Trustee (since 2003), President (1993-2003), Babson Capital Participation Investors; Director (2006-2014), Jefferies Group, Inc. (financial services); Director (2007-2011), Scottish Re Group Ltd. (global life reinsurance specialist); Trustee (since 2003), MassMutual Select Funds (an open-end investment company advised by MassMutual); Trustee (since 2003), MML Series Investment Fund (an open-end investment company advised by MassMutual); Trustee (since 2012), MML Series Investment Fund II (an open-ended investment company advised by MassMutual); Trustee (since 2012), MassMutual Premier Funds (an open-ended investment company advised by MassMutual); Director (since 2012), Ormat Technologies, Inc. (a geothermal energy company); Director (since 2013), Leucadia National Corporation (holding company owning businesses ranging from insurance to telecommunications); and Director (since 2013), Baring Asset Management Korea Limited (company that engages in asset management, business administration and investment management).

*

Mr. Joyal retired as President of Babson Capital in June 2003. In addition and as noted above, Mr. Joyal is a director of Leucadia National Corporation, which is the parent company of Jefferies Group, Inc., and a former Director of Jefferies Group, Inc., which has a wholly-owned broker-dealer subsidiary that may execute portfolio transactions and/or engage in principal transactions with the Trust, other investment companies advised by Babson Capital or any other advisory accounts over which Babson Capital has brokerage placement discretion. Accordingly, the Trust has determined to classify Mr. Joyal as an "interested person" of the Trust and Babson Capital (as defined by the Investment Company Act of 1940, as amended).

53

Babson Capital Corporate Investors

INTERESTED TRUSTEES

Name (Age), Address	Position With The Trust	Office Term / Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director
William J. Barrett (76) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2018; Trustee since 2006	President (since 2010), WJ Barrett Associates, Inc.; President (2002-2010), Barrett-Gardner Associates, Inc. (private merchant bank).	2

Trustee (since 2006), Babson Capital Participation Investors; Director (since 1979), TGC Industries, Inc. (geophysical services); Director and Secretary (since 2001 and from 1996-1997), Chase Packaging Corporation (agricultural services); Chairman and Director (2000-2012), Rumson-Fair Haven Bank and Trust Company (commercial bank and trust company); and Director (since 1983), Executive Vice President, Secretary and Assistant Treasurer (since 2004), Supreme Industries, Inc. (specialized truck and body manufacturer).

Michael H. Brown (58) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2017; Trustee since 2005	Private Investor; and Managing Director (1994-2005), Morgan Stanley.	2	Trustee (since 2005), Babson Capital Participation Investors; Independent Director (2006-2014), Invicta Holdings LLC and its subsidiaries (a derivative trading company owned indirectly by MassMutual).

Barbara M. Ginader (59) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2017; Trustee since October 2013	Managing Director and General Partner (since 1993), Boston Ventures Management (private equity firm).	2

Trustee (since 2013), Babson Capital Participation Investors; Managing Director (since 1993), Boston Ventures VI L.P. (private equity fund); Managing Director (since 1993), Boston Ventures V L.P. (private equity fund); Member of the Board Overseers (2013-2014), MSPCA-Angell; Member of the Grants Committee (since 2013), IECA Foundation; and President of the Board (2006-2012), Codman Academy Public Charter School.

54

2015 Annual Report

INTERESTED TRUSTEES

Name (Age), Address	Position With The Trust	Office Term / Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director
Edward P. Grace III (65) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee/ Nominee	Term expires 2016; Trustee since 2012	President (since 1997), Phelps Grace International, Inc. (investment management); Managing Director (since 1998), Grace Ventures Partners LP (venture capital fund); Senior Advisor (since 2011), Angelo Gordon & Co. (investment adviser).	2

Trustee (since 2012), Babson Capital Participation Investors; Director (since 2010), Larkburger, Inc. (restaurant chain); Director (since 2012), Benihana, Inc. (restaurant chain); Director (since 2011), Firebirds Wood Fired Holding Corporation (restaurant chain), Director (since 1998), Shawmut Design and Construction (construction management and general contracting firm); Director (2004-2012), Not Your Average Joe's, Inc. (restaurant chain).

Susan B. Sweeney (63) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee/ Nominee	Term expires 2016; Trustee since 2012	Retired (since 2014); Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Company of America; Senior Managing Director (2008-2010), Ironwood Capital.	95

Trustee (since 2012), Babson Capital Participation Investors; Trustee (since 2009), MassMutual Select Funds (an open-ended investment company advised by MassMutual); Trustee (since 2009), MML Series Investment Fund (an open-ended investment company advised by MassMutual); Trustee (since 2012), MassMutual Premier Funds (an open-ended investment company advised by MassMutual); Trustee (since 2012), MML Series Investment Fund II (an open-ended investment company advised by MassMutual).

Maleyne M. Syracuse (59) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2017; Trustee since 2007	Private Investor; Managing Director (1999-2000), JP Morgan Securities, Inc. (investments and banking); Managing Director (1999-2000), Deutsche Bank Securities; Managing Director (1981-1999), Bankers Trust/ BT Securities	2	Trustee (since 2007), Babson Capital Participation Investors.

55

Babson Capital Corporate Investors

OFFICERS OF THE TRUST

Name (Age), Address	Position With The Trust	Office Term / Length of Time Served	Principal Occupations During Past 5 Years
Michael L. Klofas (55) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	President	Since 2009

Vice President (1998-2009) of the Trust; President (since 2009), Vice President (1998-2009), Babson Capital Participation Investors; Managing Director (since 2000), Babson Capital; and President (since 2009), Vice President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust.

Janice M. Bishop (51) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President, Secretary and Chief Legal Officer	Since 2015

Associate Secretary (2008-2015) of the Trust; Vice President, Secretary and Chief Legal Officer (since 2015), Associate Secretary (2008-2015), Babson Capital Participation Investors; Vice President, Secretary and Chief Legal Officer (since 2013), Babson Capital Funds Trust; Vice President, Secretary and Chief Legal Officer (since 2012), Babson Capital Global Short Duration High Yield Fund; Senior Counsel and Managing Director (since 2014), Counsel (2007-2014), Babson Capital; Vice President and Secretary (since 2015), Assistant Secretary (2008-2015), CI Subsidiary Trust and PI Subsidiary Trust.

James M. Roy (53) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President and Chief Financial Officer	Since 2005

Treasurer (2003-2005), Associate Treasurer (1999-2003) of the Trust; Vice President and Chief Financial Officer (since 2005), Treasurer (2003-2005), Associate Treasurer (1999-2003), Babson Capital Participation Investors; Managing Director (since 2005), Director (2000-2005), Babson Capital; and Trustee (since 2005), Treasurer (since 2005), Controller (2003-2005), CI Subsidiary Trust and PI Subsidiary Trust.

Melissa M. LaGrant (42) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Chief Compliance Officer	Since 2006

Chief Compliance Officer (since 2006), Babson Capital Participation Investors; Chief Compliance Officer (since 2013), Babson Capital Finance LLC; Chief Compliance Officer (since 2013), Babson Capital Funds Trust; Chief Compliance Officer (since 2012), Babson Capital Global Short Duration High Yield Fund; Managing Director (since 2005), Babson Capital.

Daniel J. Florence (43) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Treasurer	Since 2008

Associate Treasurer (2006-2008) of the Trust; Treasurer (since 2008), Associate Treasurer (2006-2008), Babson Capital Participation Investors; and Director (since 2013), Associate Director (2008-2013), Analyst (2000-2008), Babson Capital.

*

Officers hold their position with the Trust until a successor has been duly elected and qualified. Officers are generally elected annually by the Board of Trustees of the Trust. The officers were last elected on July 22, 2015.

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2015 Annual Report

OFFICERS OF THE TRUST

Name (Age), Address	Position With The Trust	Office Term /Length of Time Served	Principal Occupations During Past 5 Years
Sean Feeley (48) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President	Since 2011

Vice President (since 2011), Babson Capital Participation Investors; Vice President (since 2012), Babson Capital Global Short Duration High Yield Fund; Managing Director (since 2003), Babson Capital; and Vice President (since 2011), CI Subsidiary Trust and PI Subsidiary Trust.

Robert M. Shettle (48) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President	Since 2015

Vice President (since 2015), Babson Capital Participation Investors; Managing Director (since 2006), Director (1998-2006), Babson Capital; Vice President (since 2005), CI Subsidiary Trust and PI Subsidiary Trust.

*

Officers hold their position with the Trusts until a successor has been duly elected and qualified. Officers are generally elected annually by the Board of Trustees of each Trust. The officers were last elected on July 22, 2015.

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DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN

Babson Capital Corporate Investors (the "Trust") offers a Dividend Reinvestment and Share Purchase Plan (the "Plan"). The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the investment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to DST Systems, Inc., the Transfer Agent.

Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash. Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Agent for Babson Capital Corporate Investors' Dividend Reinvestment and Share Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Members of the Board of Trustees
William J. Barrett President, W J Barrett Associates, Inc.	Michael H. Brown* Private Investor	Barbara M. Ginader Managing Director and General Partner Boston Ventures Management

Edward P. Grace President Phelps Grace International, Inc	Robert E. Joyal Retired President, Babson Capital Management LLC	Clifford M. Noreen President, Babson Capital Management LLC

Susan B. Sweeney* Private Investor	Maleyne M. Syracuse* Private Investor

Officers
Clifford M. Noreen Chairman	Michael L. Klofas President	James M. Roy Vice President & Chief Financial Officer

Janice M. Bishop Vice President, Secretary & Chief Legal Officer	Sean Feeley Vice President	Robert M. Shettle Vice President

Daniel J. Florence Treasurer	Melissa M. LaGrant Chief Compliance Officer

* Member of the Audit Committee

Babson Capital CORPORATE INVESTORS 2015 Annual Report

CI6369

ITEM 2. CODE OF ETHICS.

The Registrant adopted a Code of Ethics for Senior Financials Officers (the "Code") on October 17, 2003, which is available on the Registrant's website at www.babsoncapital.com/mci. During the period covered by this Form N-CSR, there were no amendments to, or waivers from, the Code.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Trustees has determined that Mr. Michael H. Brown, a Trustee of the Registrant and a member of its Audit Committee, is an audit committee financial expert. Mr. Brown is "independent" for purposes of this Item 3 as required by applicable regulation.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The Registrant has engaged its principal accountant, KPMG LLP, to perform audit services, audit-related services, tax services and other services during the past two fiscal years. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years by KPMG LLP.

Fees Billed to the Registrant:

	KPMG LLP Year Ended December 31, 2015	KPMG LLP Year Ended December 31, 2014
Audit Fees	$71,000	$64,500
Audit-Related Fees	0	0
Tax Fees	45,665	63,244
All Other Fees	0	0
Total Fees	$116,665	$127,744

Non-Audit Fees Billed to Babson and MassMutual:

	KPMG LLP Year Ended December 31, 2015	KPMG LLP Year Ended December 31, 2014
Audit-Related Fees	$1,393,808	$1,268,006
Tax Fees	333,000	140,000
All Other Fees	23,100	0
Total Fees	$1,749,908	$1,408,006

The category "Audit Fees" refers to performing an audit of the Registrant's annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements for those fiscal years. The category "Audit-Related Fees" reflects fees billed by KPMG LLP for various non-audit and non-tax services rendered to the Registrant and Babson, such as a SOC - 1 review, consulting and agreed upon procedures reports. Preparation of Federal, state and local income tax and tax compliance work are representative of the fees reported in the "Tax Fees" category. The category "All Other Fees" represents fees billed by KPMG LLP for consulting rendered to the Registrant and Babson.

The Sarbanes-Oxley Act of 2002 and its implementing regulations allow the Registrant's Audit Committee to establish a pre-approval policy for certain services rendered by the Registrant's principal accountant. During 2015, the Registrant's Audit Committee approved all of the services rendered to the Registrant by KPMG LLP and did not rely on such a pre-approval policy for any such services.

The Audit Committee has also reviewed the aggregate fees billed for professional services rendered by KPMG LLP for 2014 and 2015 for the Registrant and for the non-audit services provided to Babson, and Babson's parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services was compatible with maintaining the principal accountant's independence.

The 2014 fees billed represent final 2014 amounts, which may differ from the preliminary figures available as of the filing date of the Registrant's 2015 Annual Form N-CSR and includes, among other things, fees for services that may not have been billed as of the filing date of the Registrant's 2015 Annual Form N-CSR, but are now properly included in the 2014 fees billed to the Registrant, Babson and MassMutual.

 ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant maintains an Audit Committee composed exclusively of Trustees of the Registrant who qualify as "independent" Trustees under the current listing standards of the New York Stock Exchange and the rules of the U.S. Securities and Exchange Commission. The Audit Committee operates pursuant to a written Audit Committee Charter, which is available (1) on the Registrant's website, www.babsoncapital.com/mci; and (2) without charge, upon request, by calling, toll-free 866-399-1516. The current members of the Audit Committee are Michael H. Brown, Susan B. Sweeney and Maleyne M. Syracuse.

ITEM 6. SCHEDULE OF INVESTMENTS

A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant's Board of Trustees has delegated proxy voting responsibilities relating to the voting securities held by the Registrant to its investment adviser, Babson Capital Management LLC ("Babson"). A summary of Babson's proxy voting policies and procedures are set forth below.

Summary of Babson's Proxy Voting Policy:

Babson views the voting of proxies as an integral part of its investment management responsibility and believes, as a general principle, that proxies should be acted upon (voted or abstained) solely in the best interest of its clients (i.e. in a manner it believes is most likely to enhance the economic value of the underlying securities held in client accounts). To implement this general principle, Babson engages a proxy service provider (the "Service Provider") that is responsible for processing and maintaining records of proxy votes. In addition, the Service Provider will retain the services of an independent third party research provider (the "Research Provider") to provide research and recommendations on proxies. Babson's Proxy Voting Policy is generally to vote proxies in accordance with the recommendations of the Research Provider. In circumstances where the Research Provider has not provided recommendations with respect to a proxy, Babson will vote in accordance with the Research Provider's proxy voting guidelines (the "Guidelines"). In circumstances where the Research Provider has not provided a recommendation or has not contemplated an issue within its Guidelines, the proxy will be analyzed on a case-by-case basis.

Babson recognizes that there may be times when it is in the best interest of clients to vote proxies (i) against the Research Provider's recommendations or (ii) in instances where the Research Provider has not provided a recommendation vote against the Guidelines. Babson can vote, in whole or in part, against the Research Provider's recommendations or Guidelines, as it deems appropriate. The procedures set forth in the Proxy Voting Policy are designed to ensure that votes against the Research Provider's recommendations or Guidelines are made in the best interests of clients and are not the result of any material conflict of interest (a "Material Conflict"). For purposes of the Proxy Voting Policy, a Material Conflict is defined as any position, relationship or interest, financial or otherwise, of Babson or a Babson associate that could reasonably be expected to affect the independence or judgment concerning proxy voting.

Summary of Babson's Proxy Voting Procedures:

Babson will vote all client proxies for which it has proxy voting discretion, where no Material Conflict exists, in accordance with the Research Provider's recommendations or Guidelines, unless (i) Babson is unable or determines not to vote a proxy in accordance with the Proxy Voting Policy or (ii) an authorized investment person or designee (a "Proxy Analyst") determines that it is in the client's best interests to vote against the Research Provider's recommendations or Guidelines. In such cases where a Proxy Analyst believes a proxy should be voted against the Research Provider's recommendations or Guidelines, Proxy Administrator will vote the proxy in accordance with the Proxy Analyst's recommendation as long as (i) no other Proxy Analyst disagrees with such recommendation and (ii) no known Material Conflict is identified by the Proxy Analyst(s) or the Proxy Administrator. If a Material Conflict is identified by a Proxy Analysis or the Proxy Administrator, the proxy will be submitted to the Trading Practices Committee to determine how the proxy is to be voted in order to achieve that client's best interests.

No associate, officer, director or board of managers/directors of Babson or its affiliates (other than those assigned such responsibilities under the Proxy Voting Policy) can influence how Babson votes client proxies, unless such person has been requested to provide assistance by a Proxy Analyst or Trading Practices Committee member and has disclosed any known Material Conflict. Pre-vote communications are prohibited. In the event that pre-vote communications occur, it should be reported to the Trading Practices Committee or Babson's Chief Compliance Officer or General Counsel prior to voting. Any questions or concerns regarding proxy-solicitor arrangements should be addressed to Babson's Chief Compliance Officer and/or General Counsel.

Investment management agreements generally delegate the authority to vote proxies to Babson in accordance with Babson's Proxy Voting Policy. In the event an investment management agreement is silent on proxy voting, Babson should obtain written instructions from the client as to their voting preference. However, when the client does not provide written instructions as to their voting preferences, Babson will assume proxy voting responsibilities. In the event that a client makes a written request regarding voting, Babson will vote as instructed.

Obtaining a Copy of the Proxy Voting Policy:

Clients may obtain a copy of Babson's Proxy Voting Policy and information about how Babson voted proxies related to their securities, free of charge, by contacting the Chief Compliance Officer, Babson Capital Management LLC, 1500 Main Street, Suite 2800, P.O. Box 15189, Springfield, MA 01115-5189, or calling toll-free, 1-877-766-0014.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The following disclosure item is made as of the date of this Form N-CSR unless otherwise indicated.

PORTFOLIO MANAGER. Michael L. Klofas serves as the President of the Registrant (since 2009) and as one of its Portfolio Managers. Mr. Klofas began his service to the Registrant in 1998 as a Vice President. With over 25 years of industry experience, Mr. Klofas is a Managing Director of the Mezzanine and Private Equity Group of Babson. Mr. Klofas joined MassMutual in 1988. Prior to joining MassMutual, he spent two years at a small venture capital firm and two years at a national public accounting firm. At MassMutual and then Babson, Mr. Klofas has analyzed and invested in traditional private placements and high yield public bonds. He also spent four years leading Babson's workout and restructuring activities. Since 1993, he has focused on originating, analyzing, structuring and documenting mezzanine and private equity investments. Mr. Klofas holds a B.A. from Brandeis University and an M.B.A. from Babson College.  He is also a Certified Public Accountant and a Chartered Financial Analyst. Mr. Klofas also presently serves as President of Babson Capital Participation Investors, another closed-end management investment company advised by Babson.

PORTFOLIO MANAGEMENT TEAM. Mr. Klofas has primary responsibility for overseeing the investment of the Registrant's portfolio, with the day-to-day investment management responsibility of the Registrant's portfolio being shared with the following Babson investment professional (together with the Portfolio Manager, the "Portfolio Team").

Robert M. Shettle is responsible for overseeing the investment of the Registrant's portfolio. Mr. Shettle has served as a Vice President of the Registrant and of Babson Capital Participation Investors, another closed-end management company advised by Babson, since 2015. He has over 17 years of industry experience and currently serves as a Managing Director of Babson and Head of the North America Mezzanine and Private Equity Group. He focuses on originating, analyzing, structuring and documenting mezzanine and private equity investments and private equity fund investments. He joined MassMutual/Babson in 1998. Prior to joining Babson, he spent six years at Fleet National Bank as a Vice President and commercial loan officer and three years at Anderson Consulting. Mr. Shettle holds a B.S. from the University of Connecticut and a M.B.A. from Rensselaer Polytechnic Institute. He is also a Chartered Financial Analyst.

Sean Feeley is responsible for the day-to-day management of the Registrant's public high yield and investment grade fixed income portfolio. Mr. Feeley has been a Vice President of the Registrant since 2011. Mr. Feeley is a Managing Director of Babson and head of the High Yield Research Team with over 22 years of industry experience in high yield bonds and loans in various investment strategies. Prior to joining Babson in 2003, he was a Vice President at Cigna Investment Management in project finance and a Vice President at Credit Suisse in leveraged loan finance. Mr. Feeley holds a B.S. from Canisius College and an M.B.A. from Cornell University. Mr. Feeley is a Certified Public Accountant and a Chartered Financial Analyst.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO TEAM. The members of the Registrant's Portfolio Team also have primary responsibility for the day-to-day management of other Babson advisory accounts, including, among others, closed-end and open-end investment companies, private investment funds, MassMutual-affiliated accounts, as well as separate accounts for institutional clients. These advisory accounts are identified below.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGEMENT TEAM.

				NUMBER OF
				ACCOUNTS	APPROXIMATE
		TOTAL		WITH	ASSET SIZE OF
		NUMBER	APPROXIMATE	PERFORMANCE-	PERFORMANCE-
PORTFOLIO	ACCOUNT	OF	TOTAL ASSET	BASED	BASED ADVISORY
TEAM	CATEGORY	ACCOUNTS	SIZE (A) (B)	ADVISORY FEE	FEE ACCOUNTS (A) (B)

Eric	Registered	0	N/A	0	N/A
Lloyd (C) (D)	Investment
	Companies

	Other Pooled	1	$86.5	0	N/A
	Investment

	Other	2	$74.7	0	N/A
	Accounts

Sean	Registered	8	$1,336.8	0	N/A
Feeley (C)	Investment
	Companies

	Other Pooled	3	$3,385.6	0	N/A
	Investment
	Vehicles

	Other	9	$1,317.6	0	N/A
	Accounts (E)

Michael L.	Registered	1	$153.7	0	N/A
Klofas (C)	Investment
	Companies

	Other Pooled	6	$635.4	0	N/A
	Investment
	Vehicles

	Other	0	N/A	0	N/A
	Accounts (F)

Robert M.	Registered	1	$153.7	0	N/A
Shettle (C)	Investment
	Companies

	Other Pooled	0	N/A	0	N/A
	Investment
	Vehicles

	Other	0	N/A	0	N/A
	Accounts (F)

(A)	Account asset size has been calculated as of December 31, 2015.

(B)	Asset size in millions.

(C)	Represents accounts advised by Babson over which Messrs. Lloyd, Feeley, Klofas, and Shettle have day-to-day management responsibilities.

(D)

Mr. Lloyd, as head of Babson's Global Private Finance Group, has overall responsibility for all private placement mezzanine assets managed by Babson. Except for the accounts noted in the table above, Mr. Lloyd is not primarily responsible for the day-to-day management of the other accounts managed by Babson's Global Private Finance Group.

(E)

Mr. Feeley manages the high yield sector of the general investment account of Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company; however, these assets are not represented in the table above.

(F)

Messrs. Klofas and Shettle manage the private placement mezzanine debt securities of the general investment account of Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company; however, these assets are not represented in the table above.

MATERIAL CONFLICTS OF INTEREST. The potential for material conflicts of interest may exist as the members of the Portfolio Management Team have responsibilities for the day-to-day management of multiple advisory accounts. These conflicts may be heightened to the extent the individual, Babson and/or an affiliate has an investment in one or more of such accounts. Babson has identified (and summarized below) areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonable to address such conflicts.

Transactions with Affiliates: Babson or its affiliates, including MassMutual and its affiliates, may from time to time, acting as principal, buy securities or other investments for itself from or sell securities or other investments it owns to its advisory clients. Likewise, Babson may either directly or on behalf of MassMutual, purchase and/or hold securities or other investments that are subsequently sold or transferred to advisory clients. Babson has a conflict of interest in connection with a transaction where it or an affiliate is acting as principal since it may have an incentive to favor itself or its affiliates over its advisory clients in connection with the transaction. To address these conflicts of interest, Babson has adopted a Transactions with Affiliates Policy, which ensures any such transaction is consistent with Babson's fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

Cross Trades: Babson may effect cross-trades on behalf of its advisory clients whereby one advisory client buys securities or other investments from or sells securities or other investments to another advisory client. Babson may also effect cross-trades involving advisory accounts or funds in which it or its affiliates, including MassMutual, and their respective employees, have an ownership interest or for which Babson is entitled to earn a performance or incentive fee. As a result, Babson has a conflict of interest in connection with the cross-trade since it may have an incentive to favor the advisory client or fund in which it or its affiliate has an ownership interest and/or is entitled to a performance or incentive fee. To address these conflicts of interest, Babson has adopted a Transactions with Affiliates Policy, which ensures any such cross-trade is consistent with Babson's fiduciary obligations to act in the best interests of each of its advisory clients, including its ability to obtain best execution for each advisory client in connection with the cross-trade transaction, and is in compliance with applicable legal and regulatory requirements. Babson will not receive a commission or any other remuneration (other than its advisory fee) for effecting cross-trades between advisory clients.

Loan Origination Transactions: While Babson or its affiliates generally do not act as an underwriter or member of a syndicate in connection with a securities offering, Babson or its affiliates (or an unaffiliated entity in which Babson or its affiliates has an ownership interest) may act as an underwriter, originator, agent, or member of a syndicate in connection with the origination of senior secured loans or other lending arrangements with borrowers, where such loans may be purchased by Babson advisory clients during or after the original syndication. Babson advisory clients may purchase such loans directly from Babson or its affiliates (or an unaffiliated entity in which Babson or its affiliates has an ownership interest) or from other members of the lending syndicate. Babson or its affiliates may directly or indirectly receive underwriting, origination, or agent fees in connection with such loan originations. As a result, Babson has a conflict of interest in connection with such loan origination transactions since it has an incentive to base its investment recommendation to its advisory clients on the amount of compensation, underwriting, origination or agent fees it would receive rather than on its advisory clients' best interests. To address this conflict of interest, Babson has adopted a Transactions with Affiliates Policy, which ensures any such transaction is consistent with Babson's fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

MML Investors Services, LLC ("MMLISI"), an indirect wholly-owned subsidiary of MassMutual, is an SEC-registered investment adviser and broker-dealer that may act as an introducing broker for the purpose of effecting securities transactions for brokerage customers. While a Babson advisory client could request that MMLISI effect securities transactions for it that would result in commissions to MMLISI, currently no Babson advisory client directs Babson to effect securities transactions for its account through MMLISI.

Investments by Advisory Clients: Babson may invest client assets in securities or other investments that are also held by (i) Babson or its affiliates, including MassMutual, (ii) other Babson advisory accounts, (iii) funds or accounts in which Babson or its affiliates or their respective employees have an ownership or economic interest or (iv) employees of Babson or its affiliates. Babson may also, on behalf of its advisory clients, invest in the same or different securities or instruments of issuers in which (i) Babson or its affiliates, including MassMutual, (ii) other Babson advisory accounts, (iii) funds or accounts in which Babson, its affiliates, or their respective employees have an ownership or economic interest or (iv) employees of Babson or its affiliates, have an ownership interest as a holder of the debt, equity or other instruments of the issuer. Babson has a conflict of interest in connection with any such transaction since investments by its advisory clients may directly or indirectly benefit Babson and/or its affiliates and employees by potentially increasing the value of the securities or instruments it holds in the issuer. Any investment by Babson on behalf of its advisory clients will be consistent with its fiduciary obligations to act in the best interests of its advisory clients, and otherwise be consistent with such clients' investment objectives and restrictions.

Babson or its affiliates may also recommend that clients invest in registered or unregistered investment companies, including private investment funds such as hedge funds, private equity funds or structured funds (i) advised by Babson or an affiliate, (ii) in which Babson, an affiliate or their respective employees has an ownership or economic interest or (iii) with respect to which Babson or an affiliate has an interest in the entity entitled to receive the fees paid by such funds. Babson has a conflict of interest in connection with any such recommendation since it may have an incentive to base its recommendation to invest in such investment companies or private funds on the fees that Babson or its affiliates would earn as a result of the investment by its advisory clients in the investment companies or private funds. Any recommendation to invest in a Babson advised fund or other investment company will be consistent with Babson's fiduciary obligations to act in the best interests of its advisory clients, consistent with such clients' investment objectives and restrictions. Babson may, in certain limited circumstances, offer to clients that invest in private investment funds that it advises an equity interest in entities that receive advisory fees and carried profits interest from such funds.

Employee Co-Investment: Babson may permit certain of its portfolio managers and other eligible employees to invest in certain private investment funds advised by Babson or its affiliates and/or share in the performance or incentive fees received by Babson from such funds. If the portfolio manager or eligible employee was responsible for both the portfolio management of the private fund and other Babson advisory accounts, such person would have a conflict of interest in connection with investment decisions since the person may have an incentive to direct the best investment ideas, or to allocate trades, in favor of the fund in which he or she is invested or otherwise entitled to share in the performance or incentive fees received from such fund. To address these conflicts of interest, Babson has adopted a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy which requires, among others things, that Babson treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Babson from favoring any particular advisory account as a result of the ownership or economic interests of Babson, its affiliates or employees, in such advisory account. Any investment by a Babson employee in one of its private funds is also governed by Babson's Employee Co-Investment Policy, which ensures that any co-investment by a Babson employee is consistent with Babson's Code of Ethics, as summarized above.

Management of Multiple Accounts: As noted above, Babson's portfolio managers are often responsible for the day-to-day management of multiple accounts, including, among others, separate accounts for institutional clients, closed-end and open-end registered investment companies, and/or private investment funds (such as hedge funds, private equity funds and structured funds), as well as for proprietary accounts of Babson and its affiliates, including MassMutual and its affiliates. The potential for material conflicts of interest exist whenever a portfolio manager has responsibility for the day-to-day management of multiple advisory accounts. These conflicts may be heightened to the extent a portfolio manager is responsible for managing a proprietary account for Babson or its affiliates or where the portfolio manager, Babson and/or an affiliate has an investment in one or more of such accounts or an interest in the performance of one or more of such accounts (e.g., through the receipt of a performance or incentive fee).

Investment Allocation: Such potential conflicts include those relating to allocation of investment opportunities. For example, it is possible that an investment opportunity may be suitable for more than one account managed by Babson, but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by multiple accounts. A conflict arises where the portfolio manager has an incentive to treat an account preferentially because the account pays Babson or its affiliates a performance-based fee or the portfolio manager, Babson or an affiliate has an ownership or other economic interest in the account. As noted above, Babson also acts as an investment manager for certain of its affiliates, including MassMutual. These affiliate accounts co-invest jointly and concurrently with Babson's other advisory clients and therefore share in the allocation of such investment opportunities. To address these conflicts of interest associated with the allocation of trading and investment opportunities, Babson has adopted an Investment Allocation Policy and trade allocation procedures that govern the allocation of portfolio transactions and investment opportunities across multiple advisory accounts, including affiliated accounts, which are summarized below under Item 12 - Brokerage Practices, Investment Allocation Policy. In addition, as noted above, to address these conflicts of interest, Babson has adopted a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy which requires, among others things, that Babson treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Babson from favoring any particular advisory account as a result of the ownership or economic interests of Babson, its affiliates or employees, in such advisory accounts. Any investment by a Babson employee in one of its private funds is also governed by Babson's Employee Co-Investment Policy, which ensures that any co-investment by a Babson employee is consistent with Babson's Code of Ethics, as summarized above.

Personal Securities Transactions; Short Sales: Potential material conflicts of interest may also arise related to the knowledge and timing of an account's trades, investment opportunities and broker selection. Babson and its portfolio managers have information about the size, timing and possible market impact of the trades of each account they manage. It is possible that portfolio managers could use this information for their personal advantage and/or to the advantage or disadvantage of various accounts which they manage. For example, a portfolio manager could, or cause a favored account to, "front run" an account's trade or sell short a security for an account immediately prior to another accounts sale of that security. To address these conflicts, Babson has adopted policies and procedures, including a Short Sales Policy, which ensures that the use of short sales by Babson is consistent with Babson's fiduciary obligations to its clients, a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy, which requires, among other things, that Babson treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Babson from favoring any particular account as a result of the ownership or economic interest of Babson, its affiliates or employees and a Code of Ethics, as summarized above.

Trade Errors: Potential material conflicts of interest may also arise if a trade error occurs in a client account. A trade error is deemed to occur if there is a deviation by Babson from the applicable standard of care in connection with the placement, execution or settlement of a trade for an advisory account that results in (1) Babson purchasing securities not permitted or authorized by a client's investment advisory agreement or otherwise failing to follow a client's specific investment directives; (2) Babson purchasing or selling the wrong security or the wrong amount of securities on behalf of a client's account; or (3) Babson purchasing or selling securities for, or allocating securities to, the wrong client account. When correcting these errors, conflicts of interest between Babson and its advisory accounts may arise as decisions are made on whether to cancel, reverse or reallocate the erroneous trades. In order to address these conflicts, Babson has adopted an Errors Policy governing the resolution of trading errors, and will follow the Errors Policy in order to ensure that trade errors are handled promptly and appropriately and that any action taken to remedy an error places the interest of a client ahead of Babson's interest.

Best Execution; Directed Brokerage: With respect to securities transactions for most of the accounts it manages, Babson determines which broker to use to execute each order, consistent with its fiduciary duty to seek best execution of the transaction. Babson manages certain accounts, however, for clients who limit its discretion with respect to the selection of brokers or direct it to execute such client's transaction through a particular broker. In these cases, trades for such an account in a particular security may be placed separately from, rather than aggregated with, those in the same security for other accounts. Placing separate transaction orders for a security may temporarily affect the market price of the security or otherwise affect the execution of the transaction to the possible detriment of one or more of the other account(s) involved. Babson has adopted a Best Execution Policy and a Directed Brokerage Policy which are summarized below under Item 12 - Brokerage Practices, Broker Selection/Recommendations and Directed Brokerage.

Babson and its portfolio managers or employees may have other actual or potential conflicts of interest in managing an advisory account, and the list above is not a complete description of every conflict of interest that could be deemed to exist.

COMPENSATION. Compensation packages at Babson are structured such that key professionals have a vested interest in the continuing success of the firm. Portfolio managers' compensation is comprised of base salary and a discretionarily allocated incentive bonus, which includes a performance-driven annual bonus, and may include a deferred long-term incentive bonus and also may contain a performance fee award. As part of the firm's continuing effort to monitor retention, Babson participates in annual compensation surveys of investment management firms to ensure that Babson's compensation is competitive with industry norms.

The base salary component is generally positioned at mid-market. Increases are tied to market, individual performance evaluations and budget constraints.

Portfolio Managers may receive a yearly incentive bonus. Factors impacting the potential bonuses include but are not limited to: i) investment performance of funds/accounts managed by a Portfolio Manager, ii) financial performance of Babson, iii) client satisfaction, iv) collaboration, v) risk management and vi) integrity.

Long-term incentives are designed to share the long-term success of the firm and take the form of deferred cash awards, which may include an award that resembles phantom restricted stock; linking the value of the award to a formula which includes Babson's overall earnings, revenue and assets under management. A voluntary separation of service will result in a forfeiture of unvested long-term incentive awards.

BENEFICIAL OWNERSHIP. As of December 31, 2015, members of the Portfolio Management Team beneficially owned the following dollar range of equity securities in the Registrant:

Portfolio Management Team	Dollar Range of Beneficially Owned* Equity Securities of the Registrant:

Eric Lloyd	None
Sean Feeley	None
Michael L. Klofas	$500,001-$1,000,000
Robert M. Shettle	None

* Beneficial ownership has been determined in accordance with Rule 16(a)-1(a)(2) under the Securities Exchange Act of 1934, as amended.(Shares "beneficially owned" include the number of shares of the Registrant represented by the value of a Registrant-related investment option under Babson's non-qualified deferred compensation plan for certain officers of Babson (the "Plan"). The Plan has an investment option that derives its value from the market value of the Registrant's shares. However, neither the Plan nor the participant in the Plan has an actual ownership interest in the Registrant's shares.)

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)

There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's second fiscal half year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)

ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

Not applicable for this filing.

(a)(2)	A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

Attached hereto as EX-99.31.1

Attached hereto as EX-99.31.2

(a)(3)

ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

Not applicable for this filing.

(b)	CERTIFICATIONS PURSUANT TO RULE 30a-2(b) UNDER THE ACT.

Attached hereto as EX-99.32

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Babson Capital Corporate Investors

By:	/s/ Michael L. Klofas
Michael L. Klofas, President

Date:	March 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Michael L. Klofas
Michael L. Klofas, President

Date:	March 9, 2016

By:	/s/ James M. Roy
James M. Roy, Vice President and Chief Financial Officer

Date:	March 9, 2016